Exhibit 10.2

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

MASTER AGREEMENT
MASTER AGREEMENT (“Agreement”) dated as of November 20, 2015 (“Effective Date”) between Fiserv Solutions, LLC, a Wisconsin limited liability company with offices located at 255 Fiserv Drive, Brookfield, Wisconsin 53045 (“Fiserv”), and Pioneer Financial Services, Inc., a financial services company with offices located at 4700 Belleview, Suite 300, Kansas City, Missouri 64112 (“Client”).

Fiserv and Client hereby agree as follows:
1.Deliverables.
(a)    General. Fiserv, itself and through its Affiliates (as defined herein), agrees to provide to Client, and Client agrees to obtain from Fiserv, the services (including without limitation implementation, conversion, operational and technical support, development, professional, consulting, and training services) (“Services”) and products (“Products”) (each of the Services and Products are individual and collectively “Deliverables”) described in the attached Exhibits and any Statement(s) of Work (each “SOW”) entered into by the parties pursuant to this Agreement. Such Deliverables are subject to the terms set forth in this Agreement and in the applicable Exhibit and/or SOW. Client will reasonably cooperate in connection with provision of the Deliverables. “Affiliate” means an entity that controls, is controlled by, or is under common control with a party, where “control” means the direct or indirect ownership of more than 50% of the voting securities of such entity or party. Each Exhibit and SOW will be deemed to incorporate all of the terms of this Agreement. Use of the term “Exhibit” throughout this Agreement shall include any Schedules attached to such Exhibit. Exhibits and Schedules attached as of the Effective Date are listed below.

•	ASP Services Exhibit to Master Agreement

o	Account Processing Services Schedule to ASP Services Exhibit

o	E-commerce Services Schedule to ASP Services Exhibit

o	ACH Services Schedule to ASP Services Exhibit

o	Communicator Advantage™ Services Schedule to ASP Services Exhibit

•	Custom Development Services Exhibit to Master Agreement
(b)    Additional Entities and Deliverables. Fiserv acknowledges and agrees that the rights of Client set forth in this Agreement shall inure to all of Client’s Affiliates, provided that Client shall be responsible for the obligations of its Affiliates under this Agreement and Client shall provide to Fiserv an updated list of such Affiliates on or about January 15 and July 15 of each calendar year during the Term. The parties or their Affiliates may add Deliverables to this Agreement by adding an appropriate new Exhibit or Schedule to this Agreement incorporating the added Deliverables. When Deliverables are received by a Client Affiliate or provided by a Fiserv Affiliate under an Exhibit, then for the purposes of that Exhibit, references to “Client” or “Fiserv” in this Agreement will be deemed to include the applicable Client Affiliate or Fiserv Affiliate; provided, however, that Fiserv and the applicable Fiserv Affiliate shall be jointly and severally liable with respect to the obligations, actions or omissions of such Fiserv Affiliate executing an Exhibit. An Affiliate’s execution of an amendment to receive or provide Deliverables hereunder shall constitute such Affiliate’s agreement to be bound by the terms of this Agreement.
2.    Fees for Deliverables.
(a)    General. Client agrees to pay Fiserv: (i) fees for Deliverables as specified in the Exhibits and SOWs and documented in a written invoice, (ii) certain out-of-pocket charges pursuant to Section 2(b), and (iii) Taxes

Pioneer Financial Services, Inc.    Page 1
14817-7938-3085.1

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

as defined in Section 2(c). Unless otherwise set forth in an Exhibit and effective no sooner than *****, Fiserv’s fees, rates and charges listed in an Exhibit may be increased annually effective each January 1 upon 30 days’ notice to Client; each such increase shall be limited to *****
(b)    Additional Charges. Client shall pay documented, out-of-pocket travel and living expenses reasonably incurred by Fiserv in connection with the Deliverables; *****. As a condition to reimbursement of such expenses, such out-of-pocket expenses shall be incurred in accordance with Fiserv’s then-current corporate travel and expense policy. If an out-of-pocket expense is listed in an Exhibit, such expense may be changed to reflect changes issued by the applicable vendor.
(c)    Taxes. Client is responsible for the payment of all sales, use and excise taxes that are the legal obligation of Client in connection with the Deliverables (“Taxes”). All fees and other charges under any Exhibit are exclusive of Taxes. Client shall reimburse Fiserv for those Taxes that Fiserv is required to remit on behalf of Client. In no event shall Taxes include any income, gross receipts, franchise, privilege, occupational, real property or tangible property taxes of Fiserv or its Affiliates.
(d)    Regulatory and Compliance.
(i)    Fiserv may charge Client for Client’s share of direct Fiserv costs of maintaining regulatory compliance as required by Section 6(a)(iii) below and/or meeting relevant third party standards (such as PCI-SSC’s Payment Card Industry Data Security Standard); *****.
(ii)    If Client desires a change in the manner in which the Deliverables must be provided or performed as a result of Client’s interpretation of a law or regulation (a “Regulatory Change”), Client shall request such change in writing. If a Regulatory Change is included in the Deliverables for Fiserv’s clients generally that receive the applicable Deliverable to which the Regulatory Change relates, such change will be provided to Client without additional charge. If the Regulatory Change is not provided to Fiserv’s clients generally without additional charge, Fiserv shall consider Client’s request to develop the Regulatory Change and if the Regulatory Change is so developed, shall allocate the development fees pro-rata among those clients receiving the change, including Client; provided, however, Client shall not be obligated to implement or pay for such change until it has agreed in writing to accept such change and pay the relevant pro rata portion of the cost identified by Fiserv in writing.
(e)    Payment Terms.
(i)    Timing. Unless otherwise expressly agreed in an Exhibit, invoices shall be submitted on a monthly basis. Invoices must be submitted promptly following the rendering of the applicable Service or the delivery of the applicable Product. Invoices are due and payable within *****of Client’s receipt of such invoice; provided, however, , Client may withhold fees invoiced for Deliverables to the extent such fees are disputed by Client in good faith, provided that Client gives Fiserv written notice and explanation of such good faith dispute within *****of the invoice date. The parties shall work together to resolve any such dispute prior to the next invoice. Client shall pay Fiserv through the Automated Clearing House unless otherwise set forth in the Exhibits. Fiserv shall provide written notice to Client if Client is more than *****past due on any invoice (a “Late Notice”). With respect to any undisputed invoiced amounts which remain unpaid *****after Client’s receipt of the Late Notice, Client shall pay a monthly late charge based on the unpaid amounts equal to the lesser of *****or the highest amount allowed by law until such undisputed invoice amount is paid in full. With the exception of amounts disputed in good faith as set forth herein, Client shall neither make nor assert any right of deduction or set-off from amounts invoiced. For clarity, Client’s payment of an invoice shall not be deemed a waiver of Client’s right to later dispute that such fee(s) was owed.
(ii)    Content of Invoice. Invoices shall: (A) include such line item detail with respect to the relevant fees (and associated Deliverables) as Client shall reasonably require and (B) list all applicable Taxes as separate line items (including detail on the type of Tax and the name of the taxing jurisdiction).

Pioneer Financial Services, Inc.    Page 2

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

3.    Confidentiality and Ownership. The provisions of this Section 3 survive any termination or expiration of this Agreement.
(a)    Definitions.
(i)    “Client Information” means all information of Client and/or its Affiliates which Client and/or such Affiliate(s) disclose to Fiserv or which Fiserv otherwise obtains or accesses in connection with this Agreement or in any discussions between the parties regarding new services or products which may be added to this Agreement. Without limiting the foregoing, Client Information includes, without limitation: (A) trade secrets, know-how and proprietary information of Client and/or its Affiliates; (B) information relating to borrowers and other customers of Client, including but not limited to, Customer Information (as defined in Section 3(a)(ii) below), customer lists, marketing materials, databases, business plans, information security plans, business continuity plans, requests for proposals or requests for information and responses to such requests that the parties may exchange after the Effective Date, and proprietary software programs, financial information, pricing information, and correspondence of Client and/or its Affiliates; and (C) Client PII (as defined in Section 3(b)(ii) below).
(ii)    “Customer Information” shall have the meaning given it in 12 C.F.R. Part 225, App. F. and for purposes of such definition “customer” means any consumer that has a customer relationship with Client or its Affiliates as determined in accordance with 12 C.F.R. § 1016.3.
(iii)    “Fiserv Information” means all information of Fiserv and/or its Affiliates which Fiserv and/or such Affiliate(s) disclose to Client, or which Client otherwise obtains or accesses in connection with this Agreement or in any discussions between the parties regarding new services or products which may be added to this Agreement, including (but not limited to): (A) trade secrets and proprietary information (including that of any Fiserv client, supplier, or licensor); (B) client lists, information security plans, business continuity plans, all information and documentation provided by Fiserv regarding the Deliverables, all software Products of Fiserv (including software modifications and documentation, databases, training aids, and all data, code, techniques, algorithms, methods, logic, architecture, and designs embodied or incorporated therein), and the terms and conditions of this Agreement; (C) any personally identifiable information, defined as information that can be identified to a particular person without unreasonable effort pertaining to Fiserv employees, such as the names and social security numbers of Fiserv employees; and (D) any other information and data received from or on behalf of Fiserv or its Affiliates that Client could reasonably be expected to know is confidential.
(iv)    “Information” means Client Information and/or Fiserv Information, as applicable. Information also includes this Agreement and its terms. Except with respect to Client PII (as defined in Section 3(b)(ii) below), no obligation of confidentiality applies to any Information that: (A) the receiving entity (“Recipient”) already possesses without obligation of confidentiality, develops independently without reference to Information of the disclosing entity (“Discloser”), or rightfully receives without obligation of confidentiality from a third party; or (B) is or becomes publicly available without Recipient’s breach of this Agreement.
(b)    Obligations.
(i)    Recipient agrees to hold as confidential all Information of Discloser: (A) it receives from the Discloser or (B) to which it otherwise obtains access. Each party further agrees to hold in confidence this Agreement and its terms and conditions as Information under this Agreement. All Information of Discloser shall remain the property of Discloser or its suppliers and licensors. Recipient will use the same care and discretion to prevent unauthorized disclosure of Discloser’s Information as it uses with its own similar information that it does not wish disclosed, but in no event less than a reasonable standard of care and no less than is required by law. Recipient may only use Discloser’s Information for the lawful purposes contemplated by this Agreement and (in addition) Fiserv may only use Client Information for the purpose of fulfilling its obligations under this Agreement. Notwithstanding anything herein to the contrary, Fiserv may use aggregated, anonymized data derived from Client Information for the purposes of developing and providing statistical analytical services, provided that such derived data (w) is not identifiable to Client or Client’s customers (either directly or through the exercise of reasonable efforts), (x) does not otherwise contain any personally identifiable information, (y)

Pioneer Financial Services, Inc.    Page 3

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

does not otherwise contain any trade secrets or proprietary information of Client and (z) is aggregated together with other information of Fiserv or its clients.
(ii)    Client agrees that prior to providing Fiserv access to any non-publicly available, personally identifiable information, including but not limited to:
(A)    information that can be identified to a particular person without unreasonable effort, such as the names and social security numbers of Client’s individual customers, or
(B)    any Customer Information concerning the Client’s customers or prospective customers (collectively such information described in this Section 3(b) is “Client PII”),
Client shall have taken reasonable steps designed to ensure that any necessary consents have been obtained that are required by law or regulation, if any, in order for Fiserv to access the Client PII and to use it pursuant to the terms set forth in this Agreement. Without limiting its other obligations herein, Fiserv specifically agrees not to use or disclose any Customer Information or any other Client PII in any manner prohibited by Title V of the Gramm-Leach-Bliley Act or the regulations issued thereunder (“GLB”).
(iii)    Recipient may only disclose Information of the Discloser on a need to know basis and then only to: (A) Recipient’s employees, officers and directors; (B) Recipient’s independent contractors and service providers; (C) Recipient’s attorneys and accountants as necessary in the ordinary course of its business and as part of their services for Recipient; or (D) any other person with Discloser’s prior written consent (subject to any conditions imposed by the Discloser). Before disclosure to any of the above persons or entities, Recipient will: (x) have written policies or agreements in place with respect to the persons identified in (A) that require the protection of such Information in a manner substantially similar to the provisions of this Section 3; (y) have written confidentiality agreements in place with the persons or entities identified in (B) and (D) that contain obligations of confidentiality with respect to the Information that are substantially similar to those set forth in this Section 3; and (z) in the case of clause (C), ensure that such persons and entities are subject to a professional obligation of confidentiality sufficient to require that such persons or entities treat Information in accordance with the requirements of this Agreement. Recipient will remain responsible for any breach of this Section 3 by any of the above persons.
(iv)    In addition to the foregoing, Fiserv as Recipient may only disclose Client Information to third party vendors designated by Client.
(v)    Notwithstanding anything herein to the contrary, Recipient may disclose Information to the extent required by law or legal process, provided that: (A) Recipient gives Discloser prompt notice of such required disclosure, if legally permissible, so that Discloser may seek a protective or limiting order; (B) Recipient reasonably cooperates with Discloser (at Discloser’s expense) in seeking such protective or limiting order; and (C) all Information shall remain subject to the terms of this Agreement in the event of such disclosure. At Recipient’s option, Information will be returned to Discloser or destroyed (except as may be contained in back-up files created in the ordinary course of business that are recycled in the ordinary course of business over an approximate 30- to 90-day period or such longer period as required by applicable law) at the termination or expiration of this Agreement or the applicable Exhibit and, upon Discloser’s request, Recipient will certify to Discloser in writing that it has complied with the requirements of this sentence. Any Information retained in accordance with the preceding sentence shall be held in confidence in accordance with the provisions of this Section 3.
(vi)    Recipient acknowledges that any breach of this Section 3 may cause irreparable harm to Discloser for which monetary damages alone may be insufficient, and Recipient therefore acknowledges that Discloser shall have the right to seek injunctive or other equitable relief (without the necessity of posting bond) against such breach or threatened breach, in addition to all other remedies available to it at law or otherwise.
(c)    Ownership. Unless otherwise expressly agreed in an Exhibit, SOW or other written instrument, all information, reports, data analytics models, studies, object and source code (including without limitation the

Pioneer Financial Services, Inc.    Page 4

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

Products and all modifications, enhancements, additions, upgrades, or other works based thereon or related thereto), flow charts, diagrams, specifications, and other tangible or intangible material of any nature whatsoever produced by Fiserv or jointly with Client or by any of Fiserv’s or Client’s employees or agents, as part of the Deliverables provided hereunder (collectively, the “Work Product”), and all patents, copyrights, and other proprietary rights related to each of the foregoing, shall be the sole and exclusive property of Fiserv or its Affiliates. Except as otherwise set forth in this Agreement (or in any Exhibit, Schedule or SOW hereunder), Client hereby irrevocably assigns and transfers to Fiserv the rights, title, and interest not granted to Client under this Agreement in any Work Product, including without limitation copyrights, patent rights, trade secrets, industrial property rights, and moral rights in such Work Product, and shall execute all documents reasonably requested by Fiserv to perfect such rights. Unless otherwise agreed in an Exhibit, SOW or other written instrument with respect to any Work Product, Fiserv hereby grants Client a non-exclusive, license to use all such Work Product in accordance with the applicable terms and conditions of this Agreement. For avoidance of doubt, Fiserv is not receiving any right, title or interest in any Client Information or any other materials, software, data, designs, illustrations, marks, or other items that Client provides to Fiserv or that are otherwise proprietary to Client, its Affiliates or any of their third party licensors or vendors (collectively, “Client Materials”). Fiserv acknowledges and agrees that Client and its third party licensors and vendors shall retain all rights, title and interest in the Client Materials.
(d)    Restrictions. Except as expressly authorized in this Agreement, an Exhibit, SOW or other mutually agreed upon written instrument, Client shall not: (i) use the Deliverables to provide services in a service bureau mode to any third parties (it being expressly agreed that the Services provided pursuant to Schedules to the ASP Services Exhibit are being used by Client to provide services to Client’s customers); or (ii) reproduce, republish or offer any part of the Deliverables for sale or distribution in any form over or through any medium.
4.    Information Security.
(a)    General. Fiserv has implemented and shall maintain an information security program that includes administrative, technical and physical safeguards that are designed to meet the following objectives: (i) protect the security and confidentiality of Customer Information; (ii) protect against any anticipated threats or hazards to the security or integrity of such Information; (iii) protect against unauthorized access to or use of such Information that could result in substantial harm or inconvenience to any customer of Client or its Affiliates; and (iv) ensure the proper disposal of “consumer information” as defined in 16 C.F.R. § 682.1. Fiserv agrees to use security safeguards for all personal information pertaining to Massachusetts residents in accordance with Massachusetts Regulation 201 CMR 17.00. Upon Client’s written request (and without limiting any other obligations herein), Fiserv shall: (i) make available (at Fiserv’s facilities) its information security program for reasonable review by Client (or its designated agents) at least once per year, (ii) make reasonably available appropriate information security representatives of Fiserv to discuss Fiserv’s information security program and processes and (iii) allow Client to review any associated audit reports, summaries of test results or equivalent measures taken by Fiserv to assess whether its information security program meets the foregoing objectives, to the extent and on the same terms such information is made generally available to Fiserv’s other clients. Fiserv shall also promptly take appropriate actions to address
(x)     any loss of, or
(y)    unauthorized access to or use of
Client PII (each a “Security Incident”). Fiserv shall notify Client as soon as reasonably possible of any such Security Incident *****. As required by an applicable industry security organization (e.g., PCI-SSC) or the applicable regulatory agency having jurisdiction over Client, Fiserv may disclose information regarding any such incident to such organization and such agency; provided, however (unless otherwise expressly required by law), Fiserv shall first disclose such Security Incident (and relevant information concerning such incident) to Client.
(b)    Fiserv Plan. Within 30 days of Client’s written request (and without limiting any of its other obligations herein), Fiserv shall provide to Client a written summary of Fiserv’s written information security plan for the

Pioneer Financial Services, Inc.    Page 5

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

applicable Deliverables received by Client, and thereafter upon Client’s request will provide updates on the status of such information security plan.
(c)    Audit. Without limiting any of its other rights in this Agreement, Client reserves the right to review and audit Fiserv’s security controls and policies upon reasonable prior written notice within sixty (60) days following any Security Incident. Such review and audit may involve the use of security questionnaires, onsite inspections, or other reasonable requests for information or investigation. Any such review or audit shall be (i) at the cost of Client, (ii) limited in scope to only applicable Client Information (and the systems and facilities in which Client Information is located), and (iii) scheduled in advance during normal business hours with minimal disturbance to operations.
(d)    Data Encryption. As applicable to the Deliverables received by Client, Client agrees to comply with Fiserv’s then-current data encryption policies and controls regarding transmission to and from Fiserv of tapes, images, and records maintained and produced by Fiserv for Client in connection with the Deliverables (“Client Files”), or other data transmitted to and from Fiserv in connection with the Deliverables (collectively with Client Files, “Data”).If Client requests or requires Fiserv to send, transmit, or otherwise deliver Data to Client or any third party in a non-compliant format or manner, or Client (or third party on Client’s behalf) sends, transmits or otherwise delivers Data to Fiserv in a non-compliant format or manner, then, notwithstanding any other provision of this Agreement: (i) Client understands and accepts all risk of transmitting Data in an unencrypted or otherwise noncompliant format; and (ii) Client releases, discharges, and shall indemnify and hold harmless Fiserv and its employees, officers, directors, agents, and Affiliates from any and all liability, damage, or other loss under this Agreement or otherwise suffered by or through Client or suffered by any of the indemnified entities arising out of the transmission, destruction, or loss of such Data, including without limitation any information security or privacy breach related to such Data.
(e)    Examination of Client Files. Fiserv acknowledges and agrees that Client is a financial institution subject to regulation by federal, state or other governmental regulators. Fiserv further acknowledges and agrees that Client Files may be subject to examination by such federal, state, or other governmental regulatory agencies as may have jurisdiction over Client’s business to the same extent as such records would be subject if maintained by Client on its own premises. Fiserv understands and agrees that it may be required to give all reports, summaries, or information contained in or derived from the data or information in Fiserv’s possession relating to Client when formally requested to do so by a regulatory or government agency and/or legal process; provided, however, unless expressly prohibited from doing so by law, Fiserv shall notify Client concerning such request within a reasonable time prior to such requested disclosure. If the requested documents are not easily or readily available to Fiserv in the ordinary course of business, it may charge Client at its then current time and materials rates for the hours expended by its personnel in obtaining and assembling such documents. As part of any such reimbursement request, Fiserv shall provide a detailed report and description of the hours expended in obtaining and assembling such documents for regulators, any governmental agency or legal process. With respect to Fiserv’s response to document requests from regulators or in connection with third party subpoenas, ***** in responding to such a document request or subpoena, so that Client can determine if alternative ways of obtaining and producing the documents may be found.
(f)    Payment Card Information. For those Deliverables that will store, process, transmit or otherwise access or possess credit or debit card data in connection with this Agreement, Fiserv understands and acknowledges its obligation to secure, and shall so secure, cardholder data and adhere to the Payment Card Industry Data Security Standard (“PCI DSS”) for the protection of cardholder data throughout the term of this Agreement and any renewal terms. Fiserv further understands and agrees that it is responsible for the security of cardholder data in the possession or control of any approved subcontractors it engages to perform under this Agreement.
5.    Indemnification.
(a)    Intellectual Property Indemnification. Fiserv shall, at its expense, defend and indemnify the Client Indemnified Parties against any and all third party claims, actions, suits or proceedings alleging that a Deliverable as provided by Fiserv under this Agreement (or an Exhibit or SOW hereunder), or use of such Deliverable by a Client Indemnified Party, infringes or misappropriates any Intellectual Property Rights of such third party (an

Pioneer Financial Services, Inc.    Page 6

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

“Infringement Claim”) and pay all amounts payable by Client that are attributable to such Infringement Claim under any final, non-appealable judgment, verdict or court order entered by a court of competent jurisdiction or monetary settlement agreed in writing by Fiserv in respect of any Infringement Claim.
(b)    Process for Indemnification Claims. In connection with any claim for indemnification and defense hereunder, the Client Indemnified Parties shall: (i) promptly notify Fiserv in writing of such Infringement Claim within 30 days of Client receiving written notice of such Infringement Claim (provided, however, a delay or failure to provide such notice shall not relieve Fiserv of its obligations under this Section 5, unless such delay or failure materially prejudices Fiserv’s ability to defend such claim, action, suit or proceeding); and (ii) except as otherwise set forth herein and subject to the provisions of this Agreement, promptly grant Fiserv the sole right to control the defense and settlement of any Infringement Claim. The parties shall reasonably cooperate in the defense of any such Infringement Claim along with any attendant negotiations and any settlement or compromise thereof where the Client Indemnified Party would be a party to a settlement agreement. Without the written consent of such Client Indemnified Party, Fiserv may not enter into any settlement or compromise of an Infringement Claim that may impose any unindemnified or nonmonetary obligation or liability on a Client Indemnified Party or make any admission on behalf of the Client Indemnified Party.
(c)    Other Actions with respect to Infringement Claims. In resolution of an Infringement Claim, Fiserv shall, in addition to its other obligations hereunder: (i) either (A) procure for Client the right to continue to use the applicable Deliverable, or (B) provide a replacement or modification for the Deliverable, as applicable, so as to avoid infringement; or (ii) if neither option under (i) above is reasonably practical in the Parties’ opinion, Fiserv may, upon written notice to Client (the “Deliverable Stop Notice”), stop providing the applicable Deliverable and terminate the applicable Schedule (or part thereof) and Client’s use of the Deliverable shall terminate one hundred eighty (180) days after receipt of such Deliverable Stop Notice. Fiserv shall pay to Client a pro rata refund of the prepaid license fees paid by Client for the infringing Deliverable or portion thereof, depreciated on a five-year straight line basis commencing on the effective date of the applicable Schedule for such Deliverable. Notwithstanding the foregoing, should Fiserv provide the Deliverable Stop Notice with respect to any applicable Deliverable that is critical to Client’s operations due to any Infringement Claim (or Fiserv otherwise ceases to provide such critical Deliverable due to an Infringement Claim, Client, at its option, may terminate this Agreement. Critical to Client’s operation means Premier, Internet Banking Online and PEP+ applications and Deliverables only.
(d)    Limitations on Indemnification for Infringement Claims. Notwithstanding the foregoing, Fiserv shall have no liability for any Infringement Claim to the extent such claim is based upon: (i) use of any part of a Deliverable in connection or in combination with materials or software not provided by Fiserv, other than (A) a general use computer or standard operating system, (B) as reasonably contemplated under this Agreement or (C) those authorized by Fiserv; or (ii) modifications to any Deliverable made by Client or its subcontractors without authorization by Fiserv; or (iii) use of other than the current version or release of any Deliverable if infringement would have been avoided by use of such current release and Fiserv has provided the current release or version to Client; (iv) use of any part of any Deliverable other than for its intended use and as otherwise in accordance with the applicable documentation and the terms of this Agreement; (v) use of Deliverables by Client which were created in adherence to Client’s specifications or instructions, or Fiserv’s use of any materials provided by Client in connection with any Deliverables, to the extent the alleged infringement arose from such Client-provided specifications, instructions and/or materials or (vi) any third party Products or materials provided by Fiserv except to the extent the third party Products or materials are embedded in a Fiserv-owned Deliverable. For the avoidance of doubt, Fiserv shall remain responsible for any third party Products or materials embedded in Fiserv Deliverables.
(e)    THE OBLIGATIONS SET FORTH IN THIS SECTION 5 ARE FISERV’S ENTIRE LIABILITY ANY CLIENT’S SOLE AND EXCLUSIVE REMEDY FOR ANY INFRINGEMENT CLAIM, AND CLIENT HEREBY EXPRESSLY WAIVES ANY OTHER LIABILITY ON THE PART OF FISERV ARISING THEREFROM.
6.    Warranties.

Pioneer Financial Services, Inc.    Page 7

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

(a)    Warranties by Fiserv. Fiserv represents and warrants that: (i) no contractual obligations exist that would prevent Fiserv from entering into this Agreement; (ii) it has the requisite authority to execute, deliver, and perform its obligations under this Agreement; and (iii) it will comply with all laws and regulatory requirements applicable to Fiserv used in the performance of its obligations as a technology solutions provider under this Agreement.
(b)    Warranties by Client. Client represents and warrants that: (i) no contractual obligations exist that would prevent Client from entering into this Agreement; (ii) it has the requisite authority to execute, deliver, and perform its obligations under this Agreement; and (iii) it will comply with all laws and regulations that are applicable to Client’s receipt and use of Deliverables under this Agreement; and (iv) it will comply with all laws and regulations applicable to Client as a financial institution, as relevant to the Deliverables.
(c)    THE WARRANTIES STATED IN THIS AGREEMENT AND IN THE EXHIBITS AND SCHEDULES, IF ANY, ARE THE ONLY WARRANTIES MADE BY THE PARTIES. EXCEPT FOR SUCH WARRANTIES, EACH PARTY DISCLAIMS, AND THE OTHER PARTY HEREBY EXPRESSLY WAIVES, ALL OTHER REPRESENTATIONS, CONDITIONS, OR WARRANTIES, EXPRESS AND IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT AND ANY ARISING FROM A COURSE OF DEALING OR USAGE OR TRADE. CLIENT MAY NOT MAKE ANY WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, ON BEHALF OF FISERV, ITS AFFILIATES OR THEIR RESPECTIVE THIRD PARTY PROVIDERS OR LICENSORS TO ANY AUTHORIZED USER OR ANY OTHER PARTY IN CONNECTION WITH THE DELIVERABLES WITHOUT FISERV’S EXPRESS PRIOR WRITTEN CONSENT. FISERV DOES NOT REPRESENT THAT THE DELIVERABLES MEET CLIENT’S REQUIREMENTS OR THAT THE OPERATION OF THE DELIVERABLES WILL BE UNINTERRUPTED OR ERROR-FREE. CLIENT ACKNOWLEDGES THAT IT HAS INDEPENDENTLY EVALUATED THE PROPOSED DELIVERABLES AND THEIR APPLICATION TO CLIENT’S NEEDS.
7.    Insurance. For so long as Fiserv is providing Services under this Agreement, Fiserv shall secure and maintain at its sole cost and expense the following insurance coverage with insurance carriers rated “A-VIII” or higher by A. M. Best Corporation:
(a)    Commercial General Liability Insurance covering bodily injury, property damage, and including contractual liability coverage, with a combined single limit of ***** per occurrence and ***** general aggregate.
(b)    Workers’ Compensation Insurance providing coverage pursuant to statutory requirements.
(c)    Employers’ Liability Insurance with limits of:
(i)    ***** each accident;
(ii)    ***** policy limit;
(iii)     ***** each employee.
(d)    Commercial Automobile Liability Insurance with combined bodily injury and property damage limits of *****.
(e)    Commercial Umbrella Liability Insurance with per occurrence and aggregate limits of *****, with the liability insurance required under clauses (a), (b), and (c) above scheduled as underlying.
(f)    Commercial Crime Insurance, including, but not limited to, Employee Dishonesty and Computer Fraud for the theft of property with limits of ***** per loss. The crime insurance includes coverage for third parties, which shall cover loss of or damage to money, securities and other property sustained by Client, or for which Client holds for others, committed by an identified Fiserv employee, acting alone or in collusion with other persons.
(g)    All-risk Property Insurance covering Fiserv’s real and personal property at replacement cost value.

Pioneer Financial Services, Inc.    Page 8

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

(h)    Professional Liability and/or Technology Errors and Omissions Liability covering acts, errors and omissions arising out of Fiserv’s performance or failure to perform its services under this Agreement, including but not limited to network security and privacy liability coverage, with limits of ***** per occurrence and in the aggregate.
(i)    Upon Client’s written request, Fiserv will endeavor to furnish to Client standard ACORD certificates of insurance issued by authorized representative(s) of the insurance carrier(s) as evidence of each foregoing coverage. Fiserv shall notify Client in the event that any policy for the insurance required above is cancelled or otherwise terminates, unless that policy is promptly replaced by another policy in accordance with the foregoing requirements, but in no event greater than thirty (30) days.
8.    Limitation of Liability.
(a)    EXCEPT FOR:
(i)    FISERV’S LIABILITY FOR ITS BREACH OR VIOLATION OF THE SECTION ENTITLED “CONFIDENTIALITY AND OWNERSHIP”,
(ii)    EITHER PARTY’S LIABILITY FOR ITS GROSS NEGLIGENCE, FRAUD OR WILLFUL MISCONDUCT,
(iii)    FISERV’S LIABILITY FOR A BREACH OF THE SECTION ENTITLED “INFORMATION SECURITY”,
(iv)    FISERV’S LIABILITY AND OBLIGATIONS ARISING UNDER THE SECTION ENTITLED “INDEMNIFICATION”, AND
(v)    CLIENT’S MISUSE OR MISAPPROPRIATION OF FISERV’S INTELLECTUAL PROPERTY AND/OR CONFIDENTIAL INFORMATION RELATED TO LICENSED SOFTWARE (INCLUDING WITHOUT LIMITATION ANY BREACH OF THE LICENSE RESTRICTIONS SET FORTH IN A SOFTWARE PRODUCTS EXHIBIT, IF ANY),
IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR LOSS OF GOODWILL, PROFIT, REPUTATION OR BUSINESS OR FOR SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES ARISING OUT OF OR RELATING TO THIS AGREEMENT, REGARDLESS OF WHETHER SUCH CLAIM ARISES IN TORT, CONTRACT, OR OTHERWISE.
(b)    EXCEPT FOR:
(iv)    CLAIMS RELATED TO INTELLECTUAL PROPERTY RIGHTS,
(v)    OBLIGATIONS TO PAY AMOUNTS DUE OR OWING,
(vi)    FISERV’S OBLIGATIONS ARISING UNDER THE SECTION ENTITLED “INDEMNIFICATION”, AND
(vii)    CLAIMS RELATED TO A PARTY’S FRAUD OR WILLFUL MISCONDUCT,
NEITHER PARTY MAY ASSERT ANY CLAIM AGAINST THE OTHER RELATED TO THIS AGREEMENT MORE THAN THREE (3) YEARS AFTER SUCH CLAIM ACCRUED.
(c)    EXCEPT FOR CLIENT’S MISUSE OR MISAPPROPRIATION OF FISERV’S INTELLECTUAL PROPERTY AND/OR CONFIDENTIAL INFORMATION RELATED TO LICENSED SOFTWARE (INCLUDING WITHOUT LIMITATION ANY BREACH OF THE LICENSE RESTRICTIONS SET FORTH IN A SOFTWARE PRODUCTS EXHIBIT, IF ANY) AND AS OTHERWISE SET FORTH IN SECTIONS 8(d), 8(e) and 8(f), A PARTY’S

Pioneer Financial Services, Inc.    Page 9

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

LIABILITY TO THE OTHER PARTY WITH RESPECT TO ITS BREACH OR VIOLATION OF THIS AGREEMENT SHALL BE LIMITED TO ***** IN THE AGGREGATE.
(d)    NOTWITHSTANDING SECTION 8(c), A PARTY’S LIABILITY TO THE OTHER PARTY WITH RESPECT TO:
(i)    FISERV’S BREACH OR VIOLATION OF THE SECTION ENTITLED “CONFIDENTIALITY AND OWNERSHIP”,
(ii)    FISERV’S LIABILITY FOR A BREACH OF THE SECTION ENTITLED “INFORMATION SECURITY”, AND
(iii)    FISERV’S LIABILITY TO THE CLIENT INDEMNIFIED PARTIES WITH RESPECT TO ITS OBLIGATIONS ARISING UNDER SECTION 5(a)(ii),
SHALL BE LIMITED TO ***** IN THE AGGREGATE.
(e)    FISERV’S LIABILITY TO THE CLIENT INDEMNIFIED PARTIES WITH RESPECT TO ITS OBLIGATIONS ARISING UNDER SECTION 5(b), SHALL BE LIMITED TO ***** IN THE AGGREGATE.
(f)    THE PARTIES ACKNOWLEDGE AND AGREE THAT NONE OF THE LIMITATIONS SET FORTH IN THIS SECTION 8 SHALL APPLY TO OR LIMIT A PARTY’S LIABILITY FOR ITS FRAUD OR WILLFUL MISCONDUCT.
(g)    For avoidance of doubt, the parties acknowledge and agree that the liability limitations and caps set forth in each of Sections 8(c), 8(d) and 8(e) are not separate and distinct limitations and caps, and any claims or payouts made under one cap will reduce the remaining balance of any such liability cap in the available remaining balance in a liability cap in any other such Section.
9.    Term and Termination.
(a)    Term. This Agreement shall be effective on the Effective Date and shall remain in effect until the term of all outstanding Exhibits has expired or such Exhibits have terminated, unless otherwise terminated as provided herein. The term for Deliverables may be set forth in the applicable Exhibit. An Exhibit that does not state a term will be effective from its last date of execution until terminated in accordance with this Agreement or the Exhibit.
(b)    Termination. In addition to termination rights set forth in any Exhibit or SOW (or elsewhere in this Agreement):
(i)    Client may terminate this Agreement, any Exhibit or SOW for convenience upon ninety (90) days’ prior written notice to Fiserv (subject to payment of any applicable termination fees set forth in the applicable Exhibit or SOW).
(ii)    Either party may, upon written notice to the other, terminate this Agreement in its entirety if the other party materially breaches its obligations under this Agreement, or any Exhibit or SOW hereunder, and the breaching party fails to cure such material breach within ninety (90) days following its receipt of written notice stating, with particularity and in reasonable detail, the nature of the claimed breach.
(iii)    Either party may, upon written notice to the other, terminate an Exhibit or SOW if the other party materially breaches its obligations under such Exhibit or SOW and the breaching party fails to cure such material breach within sixty (60) days following its receipt of written notice stating, with particularity and in reasonable detail, the nature of the claimed breach.

Pioneer Financial Services, Inc.    Page 10

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

(iv)    Either party may terminate this Agreement upon written notice in the event of the other party’s: (A) insolvency, (B) assignment of all or substantially all of its assets for the benefit of its creditors or (C) filing of a voluntary petition for bankruptcy (or becoming the subject of an involuntary bankruptcy petition) which is not dismissed within sixty (60) days of filing.
(v)    If any portion of an undisputed invoice, as provided in Section 2(e), remains unpaid by Client thirty (30) days after due, Fiserv may, upon thirty (30) days’ written notice to Client (the “Payment Default Notice Period”), terminate:
(A)    the Schedule and/or Client’s access to and use of Deliverables to which the payment failure relates, or
(B)    this Agreement if the unpaid amounts constitute a material portion of annual charges due under this Agreement (provided, however, in the case of either Section 9(a) or (b), Fiserv may not terminate the applicable Schedule, the use and access rights to the Deliverables, or the Agreement, if Client fully pays the undisputed amounts within the Payment Default Notice Period).
(vi)    *****
(vii)    *****
(c)    Transition Services. Client shall have the right to request the continued performance of Services and delivery of Products, as well as other termination assistance, for a period of up to ***** following the effective date of any termination or expiration of this Agreement or the applicable Exhibit. Except as otherwise set forth in an applicable Exhibit or Schedule, during such transition period all Deliverables will be provided at the then-current fees in effect plus an increase *****. During the termination assistance period the parties’ obligations will continue as provided by this Agreement and the applicable Exhibit, but Fiserv will diligently work to transition the performance of all Services back to Client or its designee. Client shall provide Fiserv with at least 30 days’ prior written notice of Services to be performed during the transition. If Fiserv terminates this Agreement or an individual Schedule pursuant to Section 9(b)(v) of this Agreement, Client shall prepay at least one month in advance for all transition assistance to be rendered by Fiserv on an estimated basis for all processing and other applicable fees for Services to be performed.
10.    Remedies. Unless otherwise provided in this Agreement, the remedies contained in this Agreement are cumulative and are in addition to the other rights and remedies available to a party under this Agreement, by law or otherwise.
11.    Dispute Resolution. Before initiating legal action against the other party relating to a dispute herein, the parties agree to work in good faith to resolve disputes and claims arising out of this Agreement. To this end, either party may request that each party designate an officer or other management employee with authority to bind such party to meet to resolve the dispute or claim. If the dispute is not resolved within thirty (30) days of the commencement of informal efforts under this paragraph, either party may pursue formal legal action. This paragraph will not apply if expiration of the applicable time for bringing an action is imminent, nor will it prohibit a party from pursuing injunctive or other equitable relief to which it may be entitled.
12.    Audit.
(a)    Fiserv Operations and Security. Client acknowledges and agrees that Fiserv is subject to certain examinations by the Federal Financial Institutions Examination Council (“FFIEC”) regulators and agencies. Client acknowledges and agrees that reports of such examination of Fiserv business units are available to Client directly from the relevant FFIEC agencies. Fiserv employs an internal auditor responsible for reviewing the integrity of its processing environments and internal controls.
(b)    Billing Records. Upon Client’s reasonable written request made no more frequently than once every twelve (12) months, Fiserv shall provide Client with documentation supporting the amounts invoiced by Fiserv

Pioneer Financial Services, Inc.    Page 11

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

hereunder for the 12-month period preceding such Client request. If such documentation reveals the amounts paid to Fiserv exceed the amounts to which Fiserv is entitled and such amounts are independently verified, Fiserv shall promptly remit or otherwise credit to Client the amount of such overpayment. Conversely, if such documentation reveals the amounts paid to Fiserv are less than the amounts owed, Client shall promptly remit the amount of such underpayment to Fiserv. Fiserv reserves the right to charge Client for any assistance required in connection with an audit at Fiserv’s then-current rates.
(c)    Audits. Without limiting any other provisions of this Agreement, during regular business hours but no more frequently than once a year, Client may, at its sole expense, perform a confidential audit of Fiserv’s operations as they pertain to the Deliverables provided under this Agreement and the performance of Fiserv’s obligations under this Agreement. Such audits shall be conducted on a mutually agreed upon date, but in any case within fifteen (15) days after Client’s request for an audit (unless otherwise agreed). Such audits shall not unduly disrupt the business or operations of Fiserv. Client will provide Fiserv a summary of the findings from each report prepared in connection with any such audit and discuss results, including any remediation plans (the “Summary Report”). If the Summary Report did identify matters requiring correction, Client shall have the right to conduct an additional follow-up audit within a reasonable time following delivery of the Summary Report to Fiserv in order to ascertain the status and effectiveness of any required remediation measures.
(d)    Governmental Review. Fiserv acknowledges and agrees that federal, state and other governmental regulators and agencies having jurisdiction over Client shall have the right to audit and inspect Fiserv to the same extent as they could audit and inspect Client, and Fiserv shall permit such regulators and agencies to conduct such audits and inspections in accordance with applicable law and regulation. Fiserv shall give prior notice to Client, unless prohibited by law or regulation, of requests by federal and/or state authorities to examine Fiserv’s books and records relating to Client and any Client Information. At Client’s written request and expense, Fiserv shall reasonably cooperate with Client in seeking a protective order with respect to such books, records and Client Information.
(e)    Third Party Reports. Upon Client’s reasonable request, Fiserv shall provide on an annual basis a copy of an independent audit firm attestation, assurance and/or audit report covering Fiserv’s operations as a services organization providing Deliverables under this Agreement and may charge Client a fee based on the pro rata cost of such audit apportioned among Fiserv’s clients. Such reports shall include, but not be limited to, a current SSAE 16, Type II Audit Report (or any successor or replacement reports hereafter provided for by the American Institute of CPAs or any successor organization), which shall, among other things, address the security processes and procedures employed by Fiserv with respect to the Deliverables. If material deficiencies affecting the Deliverables are noted in such audit report, Fiserv will develop and implement an action plan to address and resolve any such deficiencies within a commercially reasonable time at Fiserv’s expense. Upon Client’s request, Fiserv will provide a certificate signed by an officer of Fiserv attesting that all material deficiencies affecting Deliverables identified in the most recent audit have been remediated.
13.    Availability and Acceptance. Fiserv maintains a quality assurance program for its releases and, upon Client’s request, Client may review a summary of the program.
14.    Project Services. With respect to project Services that involve development, custom modification, enhancement or are programming related, Client shall provide Fiserv with all necessary information concerning its requirements for such Project Services (“Requirements”). Based on the Requirements, Fiserv shall create functional specifications (“Functional Specifications”) Fiserv shall not be obligated to perform any further development work until Functional Specifications are approved in writing by Client, which approval shall not be unreasonably withheld or unduly delayed. Modifications, changes, enhancements, conversions, upgrades, or additions to the agreed upon work beyond those stated in Functional Specifications (collectively, “Modifications”) shall be added only upon mutual written agreement. If the parties agree to add any Modifications, the Functional Specifications and applicable Project Plan (as defined below) shall automatically be modified to the extent necessary to allow for the implementation or provision of the Modifications. Fiserv shall develop a project plan in connection with the performance of Custom Services (“Project Plan”). Each Project Plan may contain a listing of the nature and estimated timing of tasks for the project to be performed by each party, including the development of an acceptance test if applicable.

Pioneer Financial Services, Inc.    Page 12

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

15.    Hiring and Employment.
(a)    Background Checks. Fiserv shall not knowingly permit any of its employees or contractors to have access to the premises, records, systems or networks of Client or its Affiliates, or any Client Information when such employee or contractor: (i) uses drugs illegally; or (ii) has been convicted of a crime in connection with a dishonest act or a breach of trust, as set forth in Section 19 of the Federal Deposit Insurance Act, 12 U.S.C. § 1829(a) (a “Conviction”). Consistent with Fiserv’s employment and work engagement practices, Fiserv represents and covenants that newly hired Fiserv employees (and newly engaged individual contractors) are (and shall be) required to pass during the term of this Agreement both a pre-employment/pre-engagement criminal background check and are (and shall be) required to pass a pre-employment/pre-engagement drug screening, as permitted by law, and Fiserv shall periodically confirm that employees and individual contractors have not acquired any Convictions subsequent to hiring. Upon Client’s reasonable request and at Client’s expense, Fiserv may perform more frequent confirmation checks or utilize additional reasonable background checking criteria for those of Fiserv’s employees who will have access to Client facilities or Client’s networks and computer systems. The results of all such background checks shall be retained solely by Fiserv or the third party performing such screening on behalf of Fiserv. The requirements set forth in this Section 15(a) shall apply to the employees and individual contractors of Fiserv providing deliverables hereunder.
(b)    Equal Employment. Fiserv agrees that it shall abide by the requirements of Presidential Executive Order 11246, appearing at 41 CFR §§60-1.4(a), 60-300.5(a), 60-741.5(a), and as amended by the Executive Order dated July 21, 2014. These regulations prohibit discrimination against qualified individuals based on their status as protected veterans or individuals with disabilities, and prohibit discrimination against all individuals based on their race, color, religion, sex, sexual orientation, gender identity, or national origin. Moreover, these regulations require that covered prime contractors and subcontractors take affirmative action to employ and advance in employment qualified individuals without regard to race, color, religion, sex, sexual orientation, gender identity, national origin, protected veteran status or disability.
(c)    Client Policies. While assigned to provide Services at a Client location or otherwise visiting Client’s facilities, Fiserv employees and contractors will: (i) comply with Client’s reasonable safety and security procedures and other reasonable Client rules applicable to Client personnel at those facilities to the extent such procedures and rules are provided to Fiserv in writing and in advance, (ii) comply with all reasonable requests of Client personnel, as applicable, pertaining to personal and professional conduct, and (iii) otherwise conduct themselves in a professional and businesslike manner.
(d)    *****
(e)    *****
16.    General.
(a)    Binding Agreement. This Agreement is binding upon the parties, their participating Affiliates, and their respective successors and permitted assigns.
(b)    Assignment. Fiserv may assign, transfer, pledge or otherwise dispose of this Agreement or any part thereof or interest therein to any third party; provided that such third party is fully capable of performing all of Fiserv’s obligations and satisfying all of Fiserv’s liabilities under this Agreement and, provided further, that Fiserv may not under any circumstance assign, transfer, pledge or otherwise dispose of this Agreement or any part thereof or interest therein to Fidelity Information Services, LLC or any of its Affiliates. Neither this Agreement nor any part thereof or interest therein may be sold, assigned, transferred, pledged, or otherwise disposed of by Client by operation of law or otherwise without Fiserv’s prior written consent; provided such consent is shall not be unreasonably withheld; further provided, however, Client may assign this Agreement to an Affiliate without Fiserv’s consent.
(c)    Entire Agreement; Amendments. This Agreement, including its SOWs, Exhibits and Schedules, which are expressly incorporated herein by reference, constitutes the complete and exclusive statement of the

Pioneer Financial Services, Inc.    Page 13

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

agreement between the parties as to the subject matter hereof and supersedes all previous agreements with respect thereto and the terms of all existing or future purchase orders and acknowledgments. Section headings are included for reference only and should not be used to interpret this Agreement or to define, expand, or limit its terms. The protections of this Agreement shall apply to actions of the parties performed in preparation for and anticipation of the execution of this Agreement. Modifications of this Agreement must be in writing and signed by duly authorized representatives of the parties. If the terms of any SOW, Exhibit or Schedule conflict with the terms of this Agreement, this Agreement shall control unless the applicable SOW, Exhibit or Schedule expressly states that its terms control. If the terms of any Schedule conflict with the terms of the Exhibit to which such Schedule is attached, the terms of the Schedule shall control.
(d)    Severability. If any provision of this Agreement is held to be unenforceable or invalid, the other provisions shall continue in full force and effect.
(e)    Governing Law; Jury Trial Waiver. This Agreement will be governed by the substantive laws of the State of New York, without reference to provisions relating to conflict of laws. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement. Both parties agree to waive any right to have a jury participate in the resolution of any dispute or claim between the parties or any of their respective Affiliates arising under this Agreement.
(f)    Force Majeure. With the exception of Client’s obligation to pay amounts due and owing, neither party shall be responsible for delays or failures in performance resulting from: (i) acts of God; (ii) acts of civil or military authority; (iii) fire or flood; (iv) strikes not related to Fiserv employees; (v) war, epidemics, or pandemics; (vi) shortage of power, telecommunications or Internet service interruptions, third party networks (provided that Fiserv is current and paid-up on all applicable fees related to the foregoing); or (vii) other extraordinary acts or causes reasonably beyond the control of that party (each of (i) – (vii) a “Force Majeure Event”; provided, however, upon the occurrence of any of the foregoing, Fiserv shall be required to (x) comply with the terms and conditions of its Business Continuity Plan, (y) make the Deliverables available insofar as reasonably possible in a manner consistent with its Business Continuity Plan and (z) recommence the full performance and delivery of all Services and Products as soon as practicable. The party experiencing the force majeure event agrees to give the other party notice promptly following the occurrence of a force majeure event. If Fiserv is unable to resume the full performance and delivery of all Services and Products within thirty (30) days following the occurrence of a force majeure event, Client shall have the right to terminate the Agreement upon notice to Fiserv without the payment of a termination fee.
(g)    Notices. Any notice required or permitted to be given hereunder shall be given in writing by: (i) Registered or Certified Mail, Return Receipt Requested, postage prepaid; (ii) confirmed facsimile; (iii) nationally recognized overnight courier service to the other party or (iv) email (with a copy to be sent contemporaneously according to either the method in (i) or (iii) above). Notices shall be sent to the following addresses:
Client:
Pioneer Financial Services, Inc.
4700 Belleview, Suite 300
Kansas City, Missouri 64112
Attn: Tim Stanley, CEO
with a copy (which shall not constitute notice) to:
MidCountry Financial Corp.
4700 Belleview, Suite 300
Kansas City, MO 64112
Attn: General Counsel
Fiserv:

Pioneer Financial Services, Inc.    Page 14

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

Fiserv Solutions, LLC
55 Fiserv Drive
Brookfield, Wisconsin 53045
Attn: James T. Cross, President
with a copy (which shall not constitute notice) to:
Fiserv Solutions, LLC
55 Fiserv Drive
Brookfield, Wisconsin 53045
Facsimile: 262-879-5532
Attn: General Counsel
All such notices shall be effective upon receipt.
(h)    No Waiver. The failure of either party to insist on strict performance of any of the provisions hereunder shall not be construed as the waiver of any subsequent default of a similar nature.
(i)    Prevailing Party. The prevailing party in any arbitration, suit, or action brought by one party against the other party to enforce the terms of this Agreement or any rights or obligations hereunder, shall be entitled to receive, in addition to such other relief as the arbitrators or court may award, its reasonable costs and expenses, including without limitation all attorneys’ fees, expert witness fees, litigation-related expenses and arbitrator and court or other costs incurred in such proceeding or otherwise in connection with bringing such arbitration, suit, or action. For purposes of this Agreement, a party is “prevailing” if that party prevails on the central issue raised in the action or claim, regardless of the amount of damages awarded or otherwise owed, if any. A party may prevail by judgment or decision in that party’s favor, consent decree, settlement agreement or voluntary dismissal with or without prejudice.
(j)    Survival. Any rights and obligations of the parties set forth in this Agreement which by their nature must survive termination or expiration of this Agreement in order to achieve its fundamental purposes shall survive the termination or expiration of this Agreement. Without limiting the foregoing, the following provisions shall survive the expiration or termination of this Agreement: the provisions in the Sections entitled “Confidentiality and Ownership”, “Information Security”, “Limitation of Liability”, “Term and Termination”, “Dispute Resolution”, “Arbitration”, “Audit”, “Indemnification” and “General”.
(k)    Publicity. Client and Fiserv shall have the right to make general references about each other and the type of Deliverables being provided hereunder to third parties, such as auditors, regulators, financial analysts, and prospective customers and clients, provided that in so doing Client or Fiserv does not breach Section 3 of this Agreement. Fiserv may issue a press release regarding this Agreement, including its renewal and the addition of Deliverables, subject to Client’s review and approval, which shall not be unreasonably withheld or unduly delayed.
(l)    Marks and Content. Client will not use the name, trademark, service mark, logo or other identifying marks (collectively, “Marks”) of Fiserv or any of its Affiliates in any sales, marketing, or publicity activities, materials, or website display unless Fiserv includes such Marks in a Deliverable or Fiserv consents in advance in writing. Any such authorized or approved use shall at all times comply with Fiserv’s Trademark Usage Guidelines (or such other requirements and/or guidelines) set forth on Fiserv’s corporate website and other reasonable requirements issued or otherwise made available by Fiserv. Fiserv will have the right to use Client’s Marks and other content provided by Client in connection with providing the Deliverables, where applicable, so long as Fiserv’s use complies with any reasonable usage guidelines provided in writing by Client. Client will provide such content in accordance with Fiserv’s reasonable guidelines for the Deliverable and will obtain all necessary third party permissions and licenses required for Fiserv’s use of such content. Subject to Fiserv only using the Client’s Marks and Client-provided content for the Deliverables and in accordance with Client’s instructions. Client shall defend Fiserv and its Affiliates from any third party claim or action alleging that Fiserv’s use of Client’s Marks or Client-provided content infringes a trademark, copyright, or other proprietary right of

Pioneer Financial Services, Inc.    Page 15

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

such third party, and shall pay all amounts payable by Fiserv and its Affiliates that are specifically attributable to such claim or action under any final, non-appealable judgment, verdict, or court order entered by a court of competent jurisdiction or monetary settlement agreed in writing by Client in respect of any such claim or action.
(m)    Independent Contractors. Client and Fiserv expressly agree they are acting as independent contractors and under no circumstances shall any of the employees of one party be deemed the employees of the other for any purpose. Except as expressly authorized herein or in the Exhibits, this Agreement shall not be construed as authority for either party to act for the other party in any agency or other capacity, or to make commitments of any kind for the account of or on behalf of the other.
(n)    No Third Party Beneficiaries. Except with respect to Client’s Affiliates or as expressly set forth in any Exhibit hereto, no third party shall be deemed to be an intended or unintended third party beneficiary of this Agreement.
(o)    Counterparts; Signatures. This Agreement and any Exhibits hereto may be executed in counterparts, each of which shall be deemed an original and which shall together constitute one instrument. Client and its Affiliates may execute this Agreement and any Exhibit or amendment hereto in the form of an electronic record utilizing electronic signatures, as such terms are defined in the Electronic Signatures in Global and National Commerce Act (15 U.S.C. §7001 et seq.). Client and its Affiliates will not dispute the validity or authenticity of electronic signatures submitted to Fiserv by Client or its Affiliates, nor will Client or its Affiliates dispute the legal authority, validity or authenticity of those who sign with such electronic signatures to bind Client and its Affiliates. Electronic signatures by Client and its Affiliates, as well as signatures by either party transmitted by facsimile or electronically via PDF or similar file delivery method, shall have the same effect as an original signature.
(p)    Central Time Zone. All times specified in this Agreement are in central time unless otherwise noted.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

For Client: Pioneer Financial Services, Inc.	For Fiserv: Fiserv Solutions, LLC
By: /s/ Timothy L. Stanley	By: /s/ James T. Cross
Name: Timothy L. Stanley	Name: James T. Cross
Title: CEO	Title: Authorized Signatory

Pioneer Financial Services, Inc.    Page 16

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

ASP Services Exhibit to Master Agreement
1.    ASP / Processing Services. The parties shall add individual Schedules to this ASP Services Exhibit for Fiserv’s provision of application service provider (“ASP”) Services, processing Services, or other service bureau Services to Client (the “ASP and Processing Services”). The terms of this Exhibit shall apply to the ASP and Processing Services set forth in Schedules attached to this Exhibit.
2.    Additional Services.
(f)    Implementation Services. Services: (i) to convert Client’s existing applicable data and/or information to the ASP and Processing Services, and/or (ii) to implement the ASP and Processing Services (collectively, “Implementation Services”) will be provided by Fiserv to the extent applicable to the ASP and Processing Services, for the fees, if any, set forth in the Schedules to this Exhibit. Client agrees to provide all necessary cooperation, information and assistance in connection with Implementation Services to facilitate conversion and/or implementation.
(g)    Training Services. To the extent applicable to the ASP and Processing Services, Fiserv shall provide training, training aids, user manuals, and other documentation for Client’s use as Fiserv finds necessary to enable Client personnel to become familiar with ASP and Processing Services, for the fees, if any, set forth in the Schedules to this Exhibit. If requested by Client, classroom training in the use and operation of ASP and Processing Services will be provided at a training facility designated by Fiserv.
(h)    Optional Services. If optional services are listed on a Schedule to this Exhibit, such optional services shall become part of the Agreement upon Client’s use of such optional services.
3.    Fiserv System and Client Systems. Fiserv systems used in the delivery of ASP and Processing Services (the “Fiserv System”) and Client’s networks and computer systems (“Client Systems”) contain information and computer software that are proprietary and confidential information of the respective parties, their suppliers, and licensors. Each party agrees (a) not to attempt to circumvent the devices employed by the other party to prevent unauthorized access thereto, including without limitation modifications, decompiling, disassembling, and reverse engineering thereof and (b) to reasonably maintain its respective systems in order to provide or receive, as applicable, the Deliverables as set forth in the Agreement.
4.    Fiserv Obligations.
(g)    Changes. Subject to Fiserv’s compliance with all other terms of this Agreement (including this Exhibit and the Schedules hereunder), Fiserv may make changes in its methods of delivering the ASP and Processing Services (but not such ASP and Processing Services themselves). Such delivery method changes shall include, but not be limited to, changes in operating procedures, type of equipment or software used to support the ASP and Processing Services resident at, and the location of Fiserv’s service center(s). Fiserv will notify Client within a reasonable period in advance of implementing any change that may affect Client’s normal operating procedures, reporting, or internal service costs. Fiserv shall ensure that no such changes result in any adverse impact on Client.
(h)    Client Systems Access. Without limiting any of its obligations in the Agreement, if Fiserv accesses Client Systems, Fiserv will: (i) use this access only to provide ASP and Processing Services to Client; and (ii) ensure that the Fiserv System includes up-to-date anti-viral software reasonably designed to prevent viruses from being transmitted from or through the Fiserv System.
(i)    Security Testing. Subject to the terms of the Agreement, Fiserv may use a reputable third party experienced in such matters to provide monitoring, penetration and intrusion testing on the systems of Fiserv and its approved contractors with respect to certain ASP and Processing Services. Upon Client’s written request, Fiserv agrees to (a) provide Client with the name of such third party and (b) provide Client with a copy of its

Pioneer Financial Services, Inc.    Page 17

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

most recent security certification, if any, for the applicable Fiserv service center providing such ASP and Processing Services.
(j)    Services Warranties. Fiserv represents and warrants that: (i) ASP and Processing Services will conform in all material respects to the specifications set forth in the Schedules to this Exhibit and to the generally available documentation describing the functionality of the Services (as updated by Fiserv from time to time and provided to Client); (ii) Fiserv personnel will exercise due care in provision of ASP and Processing Services; and (iii) functionality provided by the Fiserv System will enable Client to comply in all material respects with Federal laws and regulations generally applicable to Fiserv’s clients in the industry in which the functionality is intended to be used.
(k)    Error Correction. In the event of an error or other default caused by Fiserv personnel, systems, or equipment, Fiserv shall correct such error or default at no additional charge to Client, provided that Client supplies Fiserv with a written request for correction of the error within ***** after Client becomes aware of such error. Work reprocessed due to errors in data supplied by or through Client or by Client’s failure to follow procedures set forth by Fiserv shall be billed to Client at Fiserv’s then current time and material rates,.
5.    Client Obligations.
(f)    Procedures; Processing Priority. Client agrees to reasonably comply with Fiserv’s procedures and operating instructions for use of the ASP and Processing Services and the Fiserv System; provided that (i) such procedures and instructions are not inconsistent with the terms and conditions of the Agreement (including this Exhibit and any Schedules hereunder) and (ii) Client is given reasonable advanced notice to implement and comply with such procedures and instructions following its receipt of notice of the same. Client acknowledges that Fiserv does not subscribe to any processing priority; all users receive equal processing consideration.
(g)    Client Equipment. Client acknowledges and agrees that Client’s communication lines, networks, terminals, equipment, computer software, systems and interface devices required to access the Fiserv System and to transmit and receive data and information between Client’s location(s), Fiserv’s service center(s), and/or other necessary location(s) (collectively, “Client Equipment”) may be required to meet certain specifications in order to be compatible with Fiserv Systems. In the applicable schedule, Fiserv shall provide Client with a list of compatible equipment and software.
(h)    Input. Client shall be solely responsible for the input, transmission, or delivery to and from Fiserv (whether delivered to or from Client site(s) or any applicable clearinghouse, regulatory agency, or Federal Reserve Bank) of all information and data required by Fiserv to perform ASP and Processing Services unless Client has retained Fiserv to handle such responsibilities, as specifically set forth in Schedules to this Exhibit. The information and data shall be provided in a format and manner approved by Fiserv. To the extent not caused by Fiserv, Fiserv shall not be responsible for Client’s failed access to the Services across public lines or compromised data delivered over such lines. Client is responsible for providing all instructions reasonably requested by Fiserv as necessary to perform the ASP and Processing Services.  Client shall determine and be responsible for the authenticity, accuracy, and completeness of all information, data, and instructions submitted to Fiserv. Fiserv is not obligated to check for errors or omissions in any such information, data, or instructions and/or to correct, cancel or amend any action in connection with any ASP and Processing Services once Fiserv has received instructions from Client to complete such action.
(i)    Client Personnel. Client shall: (i) designate appropriate Client personnel for training in the use of the ASP and Processing Services, (ii) supply Fiserv with reasonable access to Client’s site during normal business hours for Implementation Services solely to the extent necessary, and (iii) reasonably cooperate with Fiserv personnel in their performance of ASP and Processing Services.
(j)    Client Review; Responsibility for Accounts. Client shall review all reports furnished by Fiserv for accuracy, and shall work with Fiserv to reconcile any out of balance conditions or discrepancies. As applicable, Client shall be responsible for balancing its accounts each business day and notifying Fiserv promptly of any errors or discrepancies. If Client so notifies Fiserv, Fiserv shall, at its expense, promptly recompute accounts

Pioneer Financial Services, Inc.    Page 18

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

affected by discrepancies solely caused by the Fiserv System or provide for another mutually agreeable resolution. Fiserv will use commercially reasonable efforts to correct errors attributable to Client or Client’s other third party servicers. Reconstruction of error conditions attributable to Client or to third parties acting on Client’s behalf will be done at Fiserv’s then-current professional services rates.
(k)    Client Systems. Client shall take reasonable steps designed to ensure that Client Systems: (i) are capable of passing and/or accepting data from and/or to the Fiserv System (subject to Fiserv having provided complete and accurate specifications required in connection with such data transferred), and (ii) include up-to-date anti-viral software reasonably designed to prevent viruses from transmitting from or through Client Systems.
(l)    Client Notification. Client agrees that it shall notify Fiserv as soon as possible upon becoming aware of any material incident of unauthorized access to any Information or the Fiserv System.
6.    Business Continuity / Disaster Recovery.
(d)    General. Fiserv maintains a business continuity plan (“Business Continuity Plan”) that describes measures it will implement to recover from a Disaster. A “Disaster” shall mean any unplanned impairment or interruption of those systems, resources or processes that enable standard performance of the applicable Service’s functionality. Each Business Continuity Plan shall include a plan for the recovery of critical technology systems (a “Disaster Recovery Plan”), as well as procedures for restoring business operations at the primary location or at a designated recovery site, if necessary. Fiserv shall work with Client to establish a plan for alternative communications in the event of a Disaster.
(e)    Disaster Occurrence. Fiserv shall notify Client as soon as possible after a Disaster is declared by Fiserv and shall comply with the Business Continuity Plan. Fiserv shall move the processing of Client’s standard services to the recovery site as expeditiously as possible if operations cannot be satisfactorily restored (in Fiserv’s sole discretion) at the primary location. If a recovery site is used, Fiserv shall coordinate the cut-over to back-up telecommunication facilities with the appropriate carriers. Client shall maintain adequate records of all transactions under the reasonable control of Client during the period of service interruption and shall have personnel available to assist Fiserv in implementing the switchover to the recovery site. During a Disaster, optional or on-request services shall be provided by Fiserv only to the extent adequate capacity exists at the recovery site and only after stabilizing the provision of base services.
(f)    Disaster Recovery Test. Fiserv shall test the Disaster Recovery Plan periodically (but no less than once each calendar year). Client may, in its discretion, participate in and assist Fiserv with such test, if requested by Fiserv. Upon Client’s request, test results will be made available to Client’s management, regulators, auditors, and insurance underwriters.
(g)    No Warranty. Client understands and agrees that the Business Continuity Plan is designed to minimize, but not eliminate, risks associated with a Disaster affecting Fiserv’s service center(s). No performance standards shall be applicable for the duration of a Disaster.
7.    Exclusivity. *****, Fiserv shall be the sole and exclusive provider of the services that are the subject matter of the Schedules to this Exhibit. Client agrees not to enter into an agreement with any other entity to provide these services (or similar services), and not to actually receive from a third party or perform for itself these services (or similar services) during the term of this Exhibit without Fiserv’s prior written consent. If Client acquires another entity, the exclusivity provided to Fiserv hereunder shall take effect with respect to such acquired entity as soon as practicable after expiration or earlier termination of such acquired entity’s previously existing arrangement for these services. If Client is acquired by another entity, the exclusivity provided to Fiserv hereunder shall apply with respect to the level or volume of services provided immediately prior to the signing of the definitive acquisition agreement relating to such acquisition and shall continue with respect to the level or volume of such services until any termination or expiration of this Exhibit.
8.    Term and Termination.

Pioneer Financial Services, Inc.    Page 19

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

(h)    Term. Unless otherwise set forth in an applicable Schedule to this Exhibit, the initial term of this Exhibit shall end 5 years following the date ASP and Processing Services are first used by Client in live production (the “Initial Term”). Unless written notice of non-renewal is provided by either party at least ***** prior to expiration of the initial term or any renewal term, the Services shall automatically renew for additional term(s) of 5 years (each a “Renewal Term”).
(i)    Convenience; Early Termination. If Client desires to terminate a Schedule early or terminates Services under a Schedule for any reason other than pursuant to Section 9(b)(ii) of the Agreement, then Client shall provide at least 90 days’ advance written notice to Fiserv and shall pay a termination fee determined by:
(i)    multiplying (A) the average of the monthly invoices for each ASP and Processing Service received by Client during the 6-month period preceding the effective date of termination (or if no monthly invoice has been received, the estimated monthly billing for each ASP and Processing Service to be received hereunder) by (B) *****, and multiplying the product of Section 8(b)(i) by
(ii)    the remaining number of calendar months in the term of this Exhibit that would be been remaining following such termination date but for such termination, *****.
(j)    Payment of Termination Fees. *****.
(k)    Defaults. If Client: (i) fails to cure its material breach or fails to pay amounts due, each as set forth in Section 9(b) of the Agreement; or (ii) becomes insolvent or if any substantial part of Client’s property becomes subject to any levy, seizure, assignment, application, or sale for or by any creditor or governmental agency; then, in any such event, Fiserv may, upon written notice, terminate this Agreement in whole or in part and be entitled to recover from Client as liquidated damages for such early termination an amount *****.
(l)    Liquidated Damages. The parties agree that Fiserv damages incurred as a result of early termination of any Services would be difficult or impossible to calculate as of the Effective Date. Accordingly, the amounts set forth in Sections 8(b) and 8(c) above and Section 8(d) of the Agreement represent a reasonable pre-estimate of damages and are not a penalty.
(m)    Return of Client Files. Upon expiration or termination of the Agreement or any Schedule to this Exhibit, Fiserv shall furnish to Client such copies of Client Files as Client may request in a Fiserv standard format, and shall provide such information and assistance as is reasonable and customary to enable Client to deconvert from the Fiserv System; provided, however, that Client authorizes Fiserv to retain Client Files until: (i) Fiserv is paid in full for all amounts due for all Services provided through the date such Client Files are returned to Client; (ii) Fiserv is paid its then standard rates for the services necessary to return such Client Files; (iii) if the Agreement or applicable Schedule is being terminated, Fiserv is paid any applicable termination fee pursuant to Section 7(b) or (c) above; and (iv) Client has returned or destroyed all Fiserv Information in accordance with Section 3(b) of the Agreement. Fiserv shall be permitted to destroy Client Files any time after 30 days from the final use of Client Files for processing, unless: (A) Fiserv is directed by Client in writing to retain such files for a longer period, provided that Client may not require Fiserv to retain Client Files for longer than 90 days unless Fiserv agrees to such longer retention period, or (B) otherwise specified in a Schedule.
(n)    Miscellaneous. Client is responsible for the deinstallation and return shipping of any Fiserv-owned equipment located on Client’s premises.
(o)    Deconversion Charges. Client agrees to pay Fiserv’s then current deconversion charges in connection with Client’s deconversion from the Fiserv System, the scope and cost of such services to be mutually agreed in writing between the parties.
(p)    Holdover. Upon any termination or expiration of the Agreement or an Exhibit, Services provided after the applicable termination date, expiration date, or final processing date specified by Client will be provided

Pioneer Financial Services, Inc.    Page 20

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

subject to Fiserv’s capacity and will be invoiced at then current fees under the applicable Schedule plus a holdover premium of *****, unless such holdover is due to Fiserv’s action or inaction. If the holdover period extends beyond the then-current term, then terms and conditions of the Agreement and applicable Exhibit shall continue to apply during the period of holdover.

Pioneer Financial Services, Inc.    Page 21

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

Account Processing Services Schedule
to the ASP Services Exhibit
1.SERVICES
(a)    Description of Services.     Fiserv agrees to provide to Client the following services (“Account Processing Services”). Fiserv will also maintain an operations backup center for the Account Processing Services and, as applicable, will maintain annual histories for Client, which can be used to reconstruct Client Files in an emergency.

Base Software Includes:
*****	*****
*****	*****
*****
*****	*****
*****
*****
*****	*****
*****	*****
*****	*****
*****	*****
*****
*****
***** *****

(b)    Implementation and Related Services. Fiserv will provide its standard implementation and training services for the Account Processing Services, as further specified in Sections 1 or 2 of this Schedule. Any further professional services shall be provided upon Client’s request at Fiserv’s then-current rates, subject to the availability of Fiserv resources.
(c)    Client Obligations and Responsibilities.
(i)    If applicable, in order to permit Fiserv to reconstruct Client Files, Client agrees to retain at all times and make available to Fiserv upon request the most recent data transmissions (e.g. complete data files, printout(s)) received from Fiserv, together with copies or other accurate and retrievable records of all transactions to be reflected on the next consecutive printout(s).
(ii)    Client will periodically monitor its closed accounts and take all reasonable steps in order to ensure that closed accounts are deleted from Client Systems as appropriate.
(iii)    Client will perform any other obligations set forth in Section 1(a) above.
2.    FEES

Pioneer Financial Services, Inc.    Page 22

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

(a)    Fees. Client agrees to pay Fiserv the following fees for the Account Processing Services and any other related Deliverables:

DESCRIPTION	FREQUENCY	UNIT PRICE	AMOUNT

*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****
*****	*****	*****
*****	*****	*****
*****	*****	*****

*****	*****
*****		*****
*****		*****
*****		*****
*****		*****

*****			*****

*****	*****	*****
*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****

(b)    Estimated Fees.  Client shall pay fees for Account Processing Services for the following month on an estimated basis. Fiserv shall timely reconcile estimated fees paid by Client for Account Processing Services against the fees and charges actually due Fiserv based on Client’s actual use of Account Processing Services for such month. Fiserv shall either issue a credit to Client or provide Client with an invoice for any additional fees or other charges owed. Fiserv may change the estimated amount of fees billed as appropriate to reflect changes in actual use of Account Processing Services.
(c)    Forms and Supplies. Client assumes and will pay the charges for all customized forms, supplies, and delivery charges at Fiserv’s then-current rates. Custom forms ordered through Fiserv will be subject to a ***** administrative fee for warehousing and inventory control.

Pioneer Financial Services, Inc.    Page 23

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

3.    PERFORMANCE
(a)    Hours of Operation.
(iv)    Subject to the performance standard set forth in Section 3(c)(i) below, the Account Processing Services will be available to Client during the following hours:
Business Banking Days
Monday - Friday        *****
*****

(v)    For purposes of this subsection, “Business Banking Days” are those Mondays through Saturdays on which national or state banks are required to be open for business in Client’s location of business. The hours set forth in (i) shall refer to the hours at the applicable Client location.
(b)    Technical Support. Client will be responsible for all end user technical support of its customers; provided, however, that Fiserv will provide “second level” technical support to Client’s designated user support representatives, meaning Fiserv will accept an initial technical support inquiry from Client and initiate a troubleshooting process. Such support will be available during Fiserv’s standard business hours. For purposes of this section, Fiserv’s sole obligation is to provide timely response to Client for requests for support.
(c)    Performance Standards. Service Level standards applicable to Account Processing Services are as follows:

Pioneer Financial Services, Inc.    Page 24

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

	Service Level	Service Level Objective (measured on a monthly basis)	Description & Definitions
1.	On Line Availability	***** of Scheduled Up Time	“Scheduled Up Time” means 24 hours a day/7 days a week, excluding Scheduled Maintenance Times. “Scheduled Maintenance Times” means: **********
2.	Report Availability	***** of all Critical Daily Information Reports shall be available for remote printing or dispatch to the courier “on time” without “significant error”
“Critical Daily Information Reports” shall mean priority group reports that Fiserv and Client mutually agree in writing are necessary to account properly for the activity of the previous day (the “Reported Day”) and properly notify Client of overdraft, NSF, or return items.

“On time” delivery for Critical Daily Information shall *****

*****
Actual performance will be calculated monthly by comparing the total number of reports scheduled to be available from Fiserv to the number of reports that were available on time and without error.

3.	Response Time	*****	Fiserv’s standard of performance for response time shall be that the daily response time for *****
4.	Client Inquiries	*****
All Client inquiries will be acknowledged by Fiserv within *****of request. A plan for resolution of the inquiry will be completed by Fiserv within *****of the inquiry unless a mutually agreeable time is accepted by Fiserv and Client.

4.    Remedy for Failure to Meet Performance Standards.
(a)    *****
(b)    The remedies specified above shall constitute the exclusive remedy available to Client and Fiserv’s sole liability for failure to meet the performance standards herein specified.
5.    ADDITIONAL TERMS AND CONDITIONS
(a)    Subject to the terms of the Agreement, Fiserv reserves the right to use secured vaults off premises in storing and maintaining copies of transaction files are maintained by Fiserv. Fiserv shall be responsible for maintaining the security of such vaults in accordance with the terms of the Agreement.

Pioneer Financial Services, Inc.    Page 25

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

Pioneer Financial Services, Inc.    Page 26

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

E-Commerce Services Schedule
to ASP Services Exhibit
1.    Description of Services. Fiserv agrees to provide to Client the following services (collectively, “E-Commerce Services”):

Attachment	Description	Included
1	Online Internet Banking Services	X

2.    Fees. Client agrees to pay Fiserv the fees set forth in the Attachment(s) for E-Commerce Services.
3.    Additional Terms. The following additional terms apply to E-Commerce Services:
(d)    Access. Client acknowledges that access to E-Commerce Services shall be across public and private lines and that Fiserv has no control over such lines or the information available from non‑Fiserv sources.
(e)    Trademark and Content License. Client hereby grants to Fiserv a non-exclusive, non-assignable right to use Client’s trademarks, trade names, service marks, service names (collectively, “Trademarks”), and Content (as defined below) in connection with Fiserv’s provision of E-Commerce Services. Client will indemnify and hold harmless Fiserv, its officers, directors, employees, designated supplier, and affiliates against any claims or actions arising out of Fiserv’s use of Trademarks and/or Content.
(f)    Regulatory Compliance. Client shall not use E-Commerce Services for any activities in violation of any laws or regulations, including without limitation, wrongful transmission of copyrighted material, sending of threatening or obscene materials, or misappropriation of exportation of trade or national secrets.
(g)    Client Warranties. Client represents and warrants that (i) any work, content, or information (“Content”) provided to Fiserv is either original or that Client has the legal right to provide such Content; and (ii) Content does not impair or violate any intellectual property or other rights of Fiserv or any third party. Client will indemnify and hold harmless Fiserv, its officers, directors, employees, designated supplier, and affiliates against any claims or actions arising out of any breaches of the foregoing, or any improper use of information gathered through any co-branded site as part of E-Commerce Services. Client acknowledges that Fiserv shall not monitor, review, or approve any Content.
(h)    Technical Support. Client agrees to provide all Client customer technical support. Fiserv will provide second level Technical Support to Client’s user support representatives. In no event is Fiserv obligated to contact Client’s customers to provide support. “Technical Support” means Fiserv will take an initial technical support inquiry from Client and initiate the troubleshooting process. Fiserv shall use commercially reasonable efforts to determine the source of technical support issues, and to remedy the issue. Technical Support is available as described in this Schedule.

Pioneer Financial Services, Inc.    Page 27

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

(i)    Effect of Termination. Upon any termination or expiration of this Schedule, Client shall continue to be responsible for fees related to E-Commerce Services unless Fiserv receives written notice to delete Client Files from the Fiserv System. Client shall continue to be responsible for all data communications and modem fees until (i) all circuits are disconnected and the telecommunications company ceases invoicing Fiserv, and (ii) Fiserv receives back all equipment supplied to Client by Fiserv.
(j)    Scheduled Maintenance. Fiserv will host and manage the hardware and software required to support its E-Commerce services, subject to downtime for maintenance reasonably limited to those hours of operation least impacted by customer usage, when such options are available.
(k)    Extension of Warranties. Client is expressly prohibited from extending any warranty or warranties on Fiserv’s behalf to any person.
(l)    Financial Risk. With respect to any customer generated financial transaction undertaken by Client’s customers with respect to their accounts, Fiserv shall have no liability for any loss associated with such customer generated transactions, except to the extent attributable to the fraud, willful misconduct, or negligence of Fiserv.
(m)    Client acknowledges that Fiserv assumes no liability or control over Client’s Internet access used for connecting to the E-Commerce Services.
(n)    The provision regarding exclusivity contained in Section 7 of the ASP Services Exhibit shall not apply to the Services provided under this Schedule.

Pioneer Financial Services, Inc.    Page 28

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

Attachment 1 to
E-Commerce Services Schedule
Online Internet Banking Services
1.    Description of Services.
(d)    Fiserv Responsibilities. Fiserv agrees to provide Client Retail Online Internet Banking Services consisting of web server hosting, secure transaction access via the Internet, customer access to Online Internet Banking applications using an interface to a Client provided customer database and daily reports that detail the Internet banking activity as further defined in Section 2. Fees (hereinafter, the “Online Internet Banking Services”).
(e)    Client Responsibilities:
(i)    Client assumes exclusive responsibility for the (A) consequences of any instructions it may give to Fiserv, (B) Client’s or its customers’ failures to access Online Internet Banking Services properly in a manner prescribed by Fiserv, and (C) Client’s failure to supply accurate input information, including, without limitation, any information contained in an application.
(f)    Multi-Factor Authentication (MFA) Services using RSA and/or Vasco (hereinafter, the “MFA Services”). The following additional provisions shall apply to receipt and use of MFA Services:
(i)    To the extent permitted by applicable law, licensors of MFA Services shall not be liable for any damages, whether direct, indirect, incidental or consequential resulting from Client’s use of MFA Services;
(ii)    Client agrees to protect any confidential information of MFA Services coming into its possession with the same degree of protection as it affords its own confidential information and the non-public personal information of its customers;
(iii)    Client shall not remove or obscure the proprietary notices within MFA Services or components thereof;
2.    Fees. Client agrees to pay Fiserv the fees set forth below for Online Internet Banking Services. Such fees will be invoiced to Client on a monthly basis unless otherwise indicated.

DESCRIPTION	FREQUENCY	QUANTITY	UNIT PRICE	AMOUNT

Online Internet Banking Services
*****	*****		*****
*****

Pioneer Financial Services, Inc.    Page 29

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

3.    Performance.
(o)    Support is available to Client for routine inquiries concerning the use of the Online Internet Banking Services provided in this Schedule Monday through Friday between the hours of *****. Fiserv reserves the right to change the hours of operation.
(p)    Fiserv may provide modifications and/or enhancements that upgrade or improve a function of the Service(s) but that do not change its nature in any material respect. Fiserv will provide reasonable advance written notice to Client of the release of such modifications and/or enhancements, as well as a date for implementation and a description of these enhancements that it makes available to all its clients in general so long as Client is not in default of its obligations under the Agreement or this Schedule.
(q)    Internet Banking Web Servers On-line Availability. The serviced level standard for Online Internet Banking Services shall be on-line availability of the Fiserv Internet Banking Web Servers (exclusive of telecommunications and client/end-user equipment) on average for ***** of the time, other than Scheduled Downtime, over a consecutive 3-calendar month period (“Measurement Period”).Actual on-line performance will be calculated monthly by comparing the number of hours that the Fiserv Web Servers were to be operational on an on-line basis during the Measurement Period, exclusive of Scheduled Downtime, against the number of hours, or a portion thereof, it was actually operational on an on-line basis during the Measurement Period. For purposes of this provision, “Scheduled Downtime” shall mean the period between (a) ***** Fiserv shall not be responsible for downtime caused by client networks and client host and server systems.
4.    Remedy for Failure to Meet Performance Standards.
(c)    *****
(d)    The remedies specified above shall constitute the exclusive remedy available to Client and Fiserv’s sole liability for failure to meet the performance standards herein specified.

Pioneer Financial Services, Inc.    Page 30

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

ACH Services Schedule
to the ASP Services Exhibit
1.    DESCRIPTION OF SERVICES
1.2    ACH Services. For the fees set forth herein, Fiserv will provide Client with access to the ACH processing and related functionalities and services set forth in Attachment 1 to this ACH Services Schedule (this “Schedule”) provided by Fiserv’s PEP+® system (“PEP+”) functionality (collectively, “ACH Services”) accessible by Client’s authorized employees that have been given the authority to access the ACH Services in accordance with the terms of this Schedule (“End Users”).
1.3    Professional Services. Fiserv will provide mutually agreed upon implementation, training, consulting or other such professional services (“Professional Services”) under this Schedule in accordance with the following terms:
1.3.2    Initial Professional Services. Fiserv will provide the implementation and other such initial Professional Services (“Initial Professional Services”) identified in Attachment 1. Each party will designate at least 1 project coordinator for the Initial Professional Services (“Implementation Coordinator”). Fiserv will provide a draft scoping document for the Initial Professional Services which the parties will review and finalize following the Schedule Effective Date (“Implementation Plan”), such Implementation Plan shall be subject to the written approval of Client prior to becoming effective. Subsequent changes to the Implementation Plan will require the formal written approval by each party’s Implementation Coordinator. The Implementation Plan will serve as a project plan for the Initial Professional Services (as further described in Section 1.2.4 below). Fees for Initial Professional Services may only be changed upon the written agreement of the parties Client will schedule and receive all such Initial Professional Services within 1 year of the Schedule Effective Date.
1.3.3    Additional Projects; SOWs. Any additional Professional Services, including without limitation additional training services and functionality customization requests, will be scoped and quoted upon request, subject to Fiserv’s resource availability. Any such agreed upon Professional Services project will be documented in an appropriate SOW for any such additional Professional Services project. Any such SOW will be governed by the terms of this Schedule and the Agreement and will be incorporated herein by reference accordingly. Any modifications to any SOW will be handled by Fiserv’s then-current formal change control process.
1.3.4    Professional Services Fees. Fiserv agrees to provide the Professional Services on a fixed price basis plus all applicable Taxes, and, subject to Section 2(b) of the Agreement travel and other out-of-pocket expenses and charges.
1.3.5    Project Plans. For each Professional Services project, Fiserv will develop a written project plan with Client to perform and complete Professional Services projects, such project plans shall be subject to the written approval of Client prior to becoming effective.. Each such plan shall contain tasks, some of which are to be performed by Fiserv and some by Client. Modifications and changes to this plan shall be made only by mutual written agreement of the parties.

Pioneer Financial Services, Inc.    Page 31

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

1.3.6    Client Responsibilities. Client agrees to reasonably cooperate in providing any necessary cooperation, information, access and assistance in connection with the Professional Services to assist in facilitating the applicable project, including without limitation promptly deploying or completing any tools, input forms, scripts or other such materials Fiserv provides to Client as are necessary for Fiserv to properly perform and provide the Professional Services (collectively, “Tools”). If Client is unable to provide access to required facilities or personnel or is unable to timely meet its tasks, Fiserv will endeavor to reschedule its tasks to minimize the Non-Productive time arising and/or reassign its personnel to other suitable work. In this event, Client will not be charged for the time personnel were reassigned to other clients. Otherwise, all such Non-Productive time is chargeable to Client. “Non-Productive Time” means time during which Fiserv is unable to perform the ACH Services set forth in this Schedule because Client either fails to provide Fiserv with access to Client’s required facilities or personnel or does not timely perform its obligations so that Fiserv is able to perform the ACH Services.
1.4    Client Obligations and Responsibilities. In addition to all other obligations set forth in this Schedule and in the Agreement, Client will comply with the following Client obligations in connection with its use of the ACH Services:
1.4.2    Maintenance of Collection Application(s). Client is responsible for establishing and configuring the setup of any PEP+ collection application(s) provided under this Schedule.
1.4.3    Reports. ACH Services will provide the appropriate format to enable Director to perform PEP+ reports.
1.4.4    Entry Submission. Client will ensure all ACH transmissions/input files are provided in a format that is compliant with both the Fiserv specifications and all requirements of the National Automated Clearing House Association (“NACHA”). Client will also follow all NACHA submission timing guidelines and recommendations when submitting ACH items for processing.
1.4.5    ACH Returns. Client is solely responsible for the timely processing and resolution of returns in accordance with applicable NACHA Operating Rules and Guidelines.
1.4.6    ACH Operator Transmission and Connectivity. All ACH Operator transmissions originated or received by Fiserv on behalf of Client shall be transmitted pursuant to an agreement between Client and the designated ACH operator provider (“ACH Operator”), designating Fiserv as an authorized “Sending and/or Receiving Point”. Unless otherwise agreed to by the parties in writing, Client will process files and transmissions as follows: (a) Client will receive the applicable transaction request files from their customers; (b) Client will send those files to Fiserv for processing via the transmission method specified by Fiserv; (c) Fiserv will process the files (as applicable based on the scope of the ACH Services set forth in this Schedule); (d) Fiserv will send any resulting customer-facing transaction files to Client; and (e) Client will send all such customer files on to its customers (and to any other recipient Client deems necessary). Client shall be responsible for any third party fees or other such costs necessary for the connectivity required to support the ACH Services and the transmission processes defined in this paragraph. For clarity, the fees for the ACH Services set forth in Section 2 below do not include any such fees or costs.
2.    FEES

Pioneer Financial Services, Inc.    Page 32

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

2.2    Fees and Payment. Client agrees to pay to Fiserv the recurring and one-time fees set forth in Attachment 1 for the ACH Services which Fiserv will invoice in accordance with the payment schedule identified in Attachment 1.
2.3    Use Limitations. If a Client exceeds the limitations set forth in Attachment 1, in addition to any other remedies available to Fiserv, the fees set forth above shall automatically adjust to Fiserv’s then-current rates based on such total and excessive use.
3.    PERFORMANCE
3.2    Hours of Operation. Subject to Section 4.1 of this Schedule, Fiserv will use reasonable efforts to cause the ACH Services to be available to Client *****, excluding reasonable downtime for maintenance. Fiserv will use reasonable efforts to attempt to limit its scheduled downtime to those hours of operation least impacted by customer usage.
3.3    Support Services Hours. Fiserv’s standard support services for the ACH Services are available during Fiserv’s normal business hours, *****, on Business Days. After hours emergency support assistance is available between the hours of ***** a.m. Eastern Time, 365 days a year (and all day on holidays) if there is an outage of all or substantially all the ACH Services functionalities.   After-hours emergency support is limited to those system problems that involve fundamental functionality of the ACH Services that preclude productive use and that are having or are likely to have an immediate and material impact on a reasonably necessary business activity with no workaround occurring.
4.    ADDITIONAL TERMS AND CONDITIONS
4.2    Effective Dates. For purposes of this Schedule, “Schedule Effective Date” means the Effective Date of the Agreement, and “ACH Services Go Live Date” means the date the first ACH Service is able to be used by Client in live production but no later than *****.
4.3    NACHA Compliance. Fiserv and Client agree to comply with all Operating Rules and reasonable Guidelines set forth by NACHA, as applicable in each case to Fiserv and Client and their respective obligations under this Schedule. If capitalized terms are not defined in the Agreement or this Schedule but used in this Schedule, then such terms shall have the meanings as defined in the Operating Rules and Guidelines of NACHA.
4.4    Processing Windows and Deadlines. The ACH Services will be subject to the processing windows and deadlines set forth in Attachment 2 to this Schedule.
4.5    Origination of ACH Items. Originated ACH entries may be from internal or external sources as determined by Client. However, Client acknowledges that, pursuant to NACHA rules, the Originating Institution (whether Client or another institution) is solely responsible for any ACH item originated in its name. Other than as instructed by Client, Fiserv agrees that it shall not originate any ACH item in the name of the Client for and on behalf of Fiserv or any other person or entity, and in no event will Fiserv be the Originating Institution. Client will ensure, and remains solely responsible for ensuring, that Client is set up to access the appropriate reports necessary to validate ACH items originated in its name and for Fiserv to provide the ACH Services accordingly. Fiserv is not responsible

Pioneer Financial Services, Inc.    Page 33

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

for verifying the accuracy of ACH input, such as company name, dollar amounts, entry counts, effective dates, and transmission time and date.
4.6    Financial Transaction Risk. With respect to any customer generated financial transaction undertaken by Client’s customers with respect to their accounts, Fiserv shall have no liability for any loss associated with such customer generated transactions, except to the extent attributable to the fraud, willful misconduct, or negligence of Fiserv.

Pioneer Financial Services, Inc.    Page 34

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

ATTACHMENT 1
TO ACH SERVICES SCHEDULE
Description of Services and Fees
1.    Base “Platinum Package” ACH Processing Services and Monthly Processing Fees. The ACH Services will include the following base functionalities. Client will pay the following monthly recurring processing fees for such functionalities each month during the term of the ACH Services. The count of ACH items is based solely on production item detail records, which include the detail item records for receipt, origination, and returns for both of these. There are originated live items, originated return items, received live items and received returns. 1 ACH item includes all of its associated addenda records. Statistics are reported on the EFTFEE file, which is an extraction of production cycle close data.

Base ACH Services	Tiers	Monthly Processing Fees
• Base “Platinum Package” ACH Processing Services *****	*****	*****
	*****	*****

2.    Additional PEP+ Modules and Monthly Subscription Fees. The ACH Services will also include the following additional PEP+ modules. In addition to the monthly base fees set forth above, Client will pay the following monthly recurring subscription fees for such modules each month during the term of the ACH Services.

PEP+ Module(s)	Tiers	Monthly Subscription Fees
*****	*****	*****
	*****	*****

3.    Connectivity. Connectivity between Client and Fiserv will be over a Fiserv Managed VPN connection over the Internet using Fiserv provided routers deployed at both Fiserv and Client data centers and a VPN B2B Internet connection within Fiserv. At its own expense, Client is responsible for provisioning adequate Internet bandwidth to its data centers to support the B2B Internet connection. During the review of the project Implementation Plan this connectivity will be discussed in detail before ordering of components. Any mutually agreed upon change will be managed by each party’s Project Manager through the Change Review process.
4.    Reports. As part of the base ACH Services, Fiserv will also provide its standard base reporting as determined by the parties as part of the initial implementation of the ACH Services. Any non-standard or custom reporting will be provided upon Client’s request, subject to the PEP+ system capability and Fiserv’s authorization, at Fiserv’s then-current fees.
5.    Backup Information and Records. As part of the base ACH Services, Fiserv will also provide the following storage capabilities.

Pioneer Financial Services, Inc.    Page 35

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

(b)    Initial Entry Retention. Once the entries have been collected and edited, Fiserv will provide temporary storage of applicable transmitted files and reports (for approximately 1 processing days’ worth of activity). Fiserv will also provide report file regeneration (following successful delivery) upon Client’s request, subject to information history availability.
(c)    Warehouse Storage. Fiserv will also store Transaction entry information in the PEP+ primary warehouse, and make such information available for online inquiry or exception processing (returns, NOCs), for a period of up to 10 days from the date the Transaction was requested. If applicable, Fiserv will then transfer the applicable Transaction entry information into PEP+ Extended Storage if an extended storage period is identified above. Client may use the Automated Exception Processing (AEP) functionality of PEP+ to make certain changes or reschedule certain entries if necessary while such entry information remains in the PEP+ warehouse. ACH entries no longer in the PEP+ warehouse are not available for automated exception processing, but may still be returned through the Online Return Add screen (ORA) functionality on a batch basis, provided all necessary detail information from the original ACH entry is available and provided to Fiserv.
(d)    Report Files Information. Fiserv will retain historical report files sufficient to resend the report files for the most recent business day.
6.    Initial Professional Services and Fees. Fiserv will provide the Initial Professional Services described below for the following one-time fees.

Initial Professional Services	Fees
• *****	*****

• *****

7.    Maximum Items. *****total ACH items processed per month. When the total ACH items processed per month exceeds ***** transactions Fiserv may 1) amend the Schedule to allow for a higher Maximum Items and additional pricing terms it may require or 2) terminate the Schedule with a twelve (12) month prior written notice.
8.    Tiered Fees. Any tiered fees above are calculated based on the total number of ACH items processed in the applicable calendar month. For any fixed fee tiers, the fee for that tier applies if any ACH items are processed in that tier for the applicable calendar month.
9.    Payment. Fiserv will invoice Client for the one-time and recurring fees set forth above in accordance with the following schedule:
For the one-time fees, Fiserv will invoice Client for 50% of these fees upon the Schedule Effective Date, and the remainder upon the ACH Services Go-Live Date (but in no event later than 365 days from the Schedule Effective Date). For the recurring fees, Fiserv will invoice Client monthly in arrears; provided, however, that all monthly minimum amounts will begin applying on the ACH Services Go-Live Date.

Pioneer Financial Services, Inc.    Page 36

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

Pioneer Financial Services, Inc.    Page 37

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

ATTACHMENT 2
TO ACH SERVICES SCHEDULE
Processing Windows and Deadlines
1.    The following are ACH window processing timeframes for Collection and Distribution of ACH files. These timeframes are coordinated for ACH Clearinghouse deadlines and are in Eastern Time. Fiserv may adjust the windows including moving, adding, or deleting windows from time-to-time to optimize the window structure for efficient and effective processing. Each window applies for Collection from all ACH input sources. For purposes of this Attachment, “Collection” is the process of accepting entries into the PEP+ system in whatever form and format they are in when delivered; provided, however, that entries should at all times arrive in an ACH format or other supported non-ACH format specifically authorized under this Schedule; and “Distribution” is the process of distributing entries from the PEP+ warehouse to their recipient endpoints (e.g., ACH, correspondent banks, and accounts receivable).

ASP Windows	Run Time	ASP Primary Function
*****	*****	Collection / Distribution
*****	*****	Collection / Distribution
*****	*****	Collection / Distribution
*****	*****	Collection / Distribution
*****	*****	Collection / Distribution
*****	*****	Collection / Distribution
*****	*****	Collection / Distribution
*****	*****	Collection / Distribution
*****	*****	Collection / Distribution
*****	*****	Collection / Distribution
*****	*****	Collection / Distribution
*****	*****	Collection / Distribution
*****	*****	Cycle Close
*****
*****	*****	Collection / Distribution
*****	*****	Collection / Distribution

2.    NACHA guidelines recommend that ACH credit entries be originated 2 days prior, and debit entries 1 day prior to, the transaction’s effective date. Credit entries that are originated less than 2 days prior to the effective date through the ACH Clearinghouse may not be immediately available to the receiver on the settlement date at the receiving depository financial institution (RDFI).

Pioneer Financial Services, Inc.    Page 38

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

3.    Fiserv shall process ACH PEP+ windows on all Business Days that the Federal Reserve Bank is open for business. Fiserv will identify its then-current holiday list upon request. If a holiday falls on Monday, the Sunday window is run on Monday. When a holiday falls on a Tuesday through Friday, the regular daily schedule is run, but the following process shall occur (as further summarized below): (i) schedules and calendars are marked open for Collection, (ii) schedules and calendars for Distribution to the Federal Reserve or Electronic Payments Network (EPN) are marked closed, and (iii) distribution to core applications is marked closed, if applicable (based on Client’s core processor’s policy). Refer to chart below for details:

When the holiday falls on:	If a bank is closed and they wish to utilize the 0100 Sunday window:	If a bank is open:
Monday	*****	*****
Tuesday – Friday	*****	*****
Saturday	*****	*****
Sunday	*****	*****

Pioneer Financial Services, Inc.    Page 39

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

Attachment 3
Support and ACH Service Levels
1.    Customer Support Center (“CSC”).
The CSC is the centralized facility for Fiserv ACH outsourcing processing services Client to channel all questions and inquiries. All calls received by the CSC will be logged and tracked for resolution consistent with the Technical Support Commitments defined below and the Escalation Procedures in place. Prior to the ACH Services GO-Live Date, Fiserv shall provide a list of key Fiserv staff and management personnel contact numbers to use as the first point of contact before the Escalation Procedure is required to be implemented.
Production technical support for the ACH Services shall be available *****. In addition to the production technical support for the ACH Services that is described below, the CSC is also responsible for technical test support during normal Fiserv business hours (i.e., ***** Eastern Standard Time, excluding Fiserv holidays).
2.    Production Technical Support.
Fiserv (through the CSC) will respond to Client questions or inquiries based upon the severity of each request as set forth below. Four severity levels have been identified with appropriate response based upon the level of impact to the Client production environment.

Severity Level	Description of Problem	Response Time Objectives
Level 1	*****	*****
Level 2	*****	*****
Level 3	*****	*****
Level 4	*****	*****

* “Business Day” means a day, Monday through Saturday, excluding federal banking holidays.
Fiserv shall, acting reasonably, initially determine the Severity Level of an issue based on information provided by Client and shall notify Client of such determination of Severity Level. In the event Client disagrees with the Severity Level of an issue as assigned by Fiserv, the parties shall immediately escalate the matter first to an appropriate level of senior management within Fiserv’s Financial and Risk Management Services, (FRMS), organization for reconsideration and determination by such individual, who shall promptly consider and respond to such request. The contact details for such escalation point are as follows: kenneth.true@fiserv.com.
Fiserv shall promptly notify Client in writing of any changes to the escalation point of contact.
In order to ensure that Fiserv is able to meet the response times set forth above and provide ACH Services in the most efficient manner, Client agrees, in addition to providing (within a reasonable time of Fiserv’s request) all information reasonably necessary for Fiserv to respond to a request for correction

Pioneer Financial Services, Inc.    Page 40

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

of an issue and Client’s general cooperation: (a) to comply with Fiserv’s reasonable guidelines for submitting such requests; (b) to use reasonable commercial efforts to diagnose and resolve problems prior to contacting Fiserv for support; and (c) to notify Fiserv of any problems with the ACH Services in a timely manner.
3.    Service Levels.
(a)    Definitions. The following capitalized terms shall have the meanings assigned.
(b)    “Amount at Risk” means, with respect to any month during the Initial Term, and thereafter, so long as Fiserv is performing the ACH Services, three percent (3%) of Fiserv’s Monthly Fees for the applicable month.
(c)    “Critical Fault” means, where performance falls below the defined “Critical” level for a Service Level Category, the total Amount at Risk will be raised to six percent (6%) of Fiserv’s Monthly Fees defined in this Statement of Work for the applicable month.
(d)    “Fault” means an unexcused failure to meet a Service Level Objective. Subject to Section 16(f), failures to meet a Service Level will be excused to the extended such failure was due to a Force Majeure Event.
(e)    “Incident” means a single event or series of substantially contemporaneous related events that result in the occurrence of a Fault. For the sake of clarity, an incident may only be associated to a single Fault.
(f)    “Measurement Period” means calendar monthly, unless otherwise stated below, in an accompanying table or service description, or agreed in writing by the parties.
(g)    “Monthly Fee” means, with respect to any month during the term of ACH Services, the total amount of the fees (excluding only reimbursable expenses, taxes, and one-time fees) to be paid by Client to Fiserv for ACH Services under this ACH Services Schedule during that month.
(h)    “Service Credit” means the amount determined by multiplying the Amount at Risk for the month in which the Fault occurs by the Weighting Percentage for the applicable Service Level Category.
(i)    “Service Level Categories” means each of those categories of performance specified by the accompanying tables or service description(s) set forth below.
(j)    “Service Level Objective” means the levels of performance so specified by the accompanying tables or service description(s). Performance shall equal or exceed related Service Level Objectives. Although the parties believe that Service Level Objectives represent reasonable expectations for actual performance, no Service Credits are payable for failures to meet Service Level Objectives (unless and until such failure becomes a Fault with respect to a Service Level Category).
(k)    “Weighting Percentage” means, with respect to any Service Level Category, the percentage of the Amount at Risk to be paid as a Service Credit for failure to meet the Service Level Objectives. Weighting Percentages are approximations of the probable severity of related Incidents and the relative importance of Service Levels Categories, agreed to by the parties.

Pioneer Financial Services, Inc.    Page 41

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

4.    Service Level Management and Administration.
(a)    Client’s Account Manager and Fiserv’s Account Manager will target to meet monthly to review metric reports.
(b)    Monthly metric reports are targeted to be available to Client’s Account Manager by the 10th Processing Day of the following month.
(c)    Change Management and Problem/Incident Management will be performed in accordance with the terms of the Agreement.
(d)    Service Level Reports. Fiserv’s monthly reports shall include a report of Service Level performance, that includes at least the following information:

•	performance of all Service Levels (including relevant calculations);

•	summaries of Fault root cause analyses and corrective action as may be required by the Agreement (which are to be reported separately, in reasonable detail, including any grounds for excuse);

•	management comments, if any, on Service Level performance and trends.
5.    Service Level Adjustments and Additions.
(a)    Service Levels for a new ACH Service, system or function (a “New Service”) shall be determined by mutual written agreement.
(b)    Unless otherwise agreed, an initial Service Level observance period of sixty (60) days (or such other period as may be agreed) shall apply before Service Levels apply (and Service Credits become payable) for a New Service.
(c)    The Weighting Percentage as of the Service Commencement Date for each Service Level is set forth in the Service Level Table below. In no event shall: (i) the Weighting Percentage for any one Service Level Categories exceed *****, or (ii) the aggregate Weighting Percentages for all Service Level Categories exceed *****.
(d)    Fiserv shall not be deemed to be in violation of its obligations under this Attachment 3 to the extent the violation results from a breach by Client of its obligations under the Agreement or this ACH Services Schedule.
(e)    Fiserv’s payment of the Service Credits is Client’s sole and exclusive remedy and Fiserv’s entire liability for Fiserv’s failure to meet the Service Level Objectives for the Service Level Categories in 1-3 set forth in the table in paragraph (h) below.

*****
(f)    *****
(g)

Pioneer Financial Services, Inc.    Page 42

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

(h)    Service Levels.
Service Level Table for ACH Services:

	Service Level Category	Service Level Objective	Critical Fault	Weighting	Description
1.	ACH Services Availability and Production Inquire / CICS Availability	***** Average Per Month for Prime Time and ***** otherwise	*****Average Per Month for Prime Time	*****	“Prime Time” is defined as ***** Eastern Standard Time Monday through Sunday. Services are not available from *****on Sundays.
2.	Out-Bound File interfaces	*****On-Time (on-cycle) delivery	*****On-Time (on-cycle) delivery	*****	Measures Fiserv’s ability to process files in the timelines defined for such files. Windows and timeframes are defined in Section 8 of Attachment 1.
3.	In-Bound File interfaces	*****On-Time (on-cycle) processing	*****On-Time (on-cycle) processing	*****	Measures Fiserv’s ability to process files in the timelines defined for such files. Windows and timeframes are defined in Section 8 of Attachment 1.
4.	Reports	*****	N/A	*****
During the course of normal operations of the Fiserv System, a number of reports are generated for review by Client. Measures the timeframe from the completion of a given Fiserv System job and the availability of the related report or set of reports through Fiserv’s report distribution system and thereby accessible by Client.

Pioneer Financial Services, Inc.    Page 43

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

Communicator Advantage™ Services Schedule to
ASP Services Exhibit
Basic Option
1.    COMMUNICATOR ADVANTAGE SERVICES
Fiserv offers different options for the services provided under this Schedule (the “Communicator Advantage Services”).Client has selected the basic option. As provided under the basic option, the Communicator Advantage Services may be used to:

◦	Integrate one or more Deliverable(s) to one or more other Deliverable(s); and

◦	Access one or more Deliverable(s) through Communicator Advantage Services from a third party product(s) or services(s) (a “Third Party Product”).

◦
The basic option does not include the ability to customize the Communicator Advantage Services or implement a Third Party Product through the Communicator Advantage Services other than as stated above.

2.    FEES
(b)    Fees. Client shall pay the fees set forth below for the Communicator Advantage Services.
Communicator Advantage Basic Monthly Fee    *****
*****
(c)    Limitations. The pricing set forth in the table above does not include access to the Communicator Advantage Services for more than 16 hardware core processors. The fees in the table above include access to the Communicator Advantage Services for up to 16 hardware core processors (physical or virtual) operated by Fiserv in production. Additional access can be purchased in groups of 8 hardware core processors for 25% of the monthly fee set forth above.
3.    PROFESSIONAL SERVICES SECTION
Fiserv agrees to provide the following implementation and training services to Client in connection with the implementation of the Communicator Advantage Services, in exchange for Client’s payment of the professional services fees set forth below.
No Professional Services are included.
Professional Services would be billed at Fiserv’s then current rates.
4.    ADDITIONAL TERMS
(d)    In the event of a conflict between the terms of this Schedule and the terms of the Agreement or the ASP Services Exhibit, this Schedule shall control.
(e)    Communicator Advantage Services are provided to Client to be used with the Client’s current systems configuration and planned use as of the date of this Schedule and as set forth herein.

Pioneer Financial Services, Inc.    Page 44

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

 Specifically, Client plans to use the Communicator Advantage Services to integrate the following systems:   Teledata Communications, Inc. Loan Origination System and Cisco’s IVR/VRU (Interactive /Voice Response Unit).
(f)    Client is prohibited from using or re-using the Communicator Advantage Services for any additional systems, with any additional Third Party Products, or for any use that is not included in the systems listed above.    The Third Party Product vendors are also prohibited from using Communicator Advantage Services for anyone other than the Client, and for any additional uses or re-uses that are not included in the systems listed above.

Pioneer Financial Services, Inc.    Page 45

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

Custom Development Services Exhibit to Master Agreement
1.    Development Services. Fiserv will provide Client with custom modifications, enhancements and programming services related to Fiserv’s proprietary Products (“Custom Services”) as described in one or more SOWs. Custom Services shall be performed in accordance with the following:
(a)    Requirements. Client shall provide Fiserv with all necessary information concerning its requirements for Custom Services (“Requirements”).
(b)    Functional Specifications. Based on the Requirements, Fiserv shall create functional specifications (“Functional Specifications”) Fiserv shall not be obligated to perform any further development work until Functional Specifications are approved in writing by Client, which approval shall not be unreasonably withheld or unduly delayed. Modifications, changes, enhancements, conversions, upgrades, or additions to the agreed upon work beyond those stated in Functional Specifications (collectively, “Modifications”) shall be added only upon mutual written agreement. Any changes in the Functional Specifications and applicable Project Plan (as defined below) modified to the extent as a result of such Modifications shall be agreed to in writing.
(c)    Project Plan. Fiserv shall develop a project plan in connection with the performance of Custom Services (“Project Plan”). Each Project Plan may contain a listing of the nature and timing of tasks for the project to be performed by each party. The Project Plan shall be subject to the written consent of Client, and following approval such Project Plan may only be modified upon the written agreement of the parties.
2.    P&D Fees.
(a)    Client shall pay Fiserv fees and other charges for each Project as set forth in each applicable SOWs. Unless otherwise expressly agreed in a SOW, all fees shall be as stated in the SOW and shall not be subject to modification or change by Fiserv.
(b)    Fees for any installation, conversion, or training services to be provided by Fiserv for a Project or in connection with the Custom Services shall be specified in each SOW.
(c)    Unless otherwise set forth in a SOW, fees shall be paid 50% upon execution of such statement of work and 50% upon Project completion.
(d)    Fiserv may increase the applicable maintenance fees for the deliverable to which a Custom Services Project relates subject to Section 2(a) of the Agreement and/or otherwise charge special maintenance fees to support and maintain any deliverables resulting from the performance of Custom Services.
(e)    Fiserv may charge Client at Fiserv’s then current professional services rates for any retrofitting and integration services that are required or requested when releases of the Fiserv System(s) to which a Custom Services Project relates are made generally available. Such fees will be set forth in the applicable SOW covering such work.
3.    Rescheduling. If Client is unable to provide access to required facilities or personnel or is unable to meet its tasks assigned on a Project Plan in a timely manner, Fiserv will endeavor to reschedule tasks to minimize non-productive time. All such non-productive time is chargeable to Client, provided that if such non-productive time is expected to be significant, Fiserv will endeavor to reassign its personnel to other suitable work. If Fiserv is successful in such reassignment efforts, Client will not be charged for the time personnel were reassigned.
4.    Pre-Effective Date Engagement Services.

Pioneer Financial Services, Inc.    Page 46

EXHIBIT 10.3

REDACTED – OMITTED MATERIALS HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

All Services performed under the Engagement Agreement, dated September 15, 2015, and in the following Statements of Work: Recency Processing Enhancements, Same as Cash Processing Guidance and Allotment Processing Enhancements; entered into between the parties prior to the Effective Date, are hereby incorporated into this Schedule by reference and are subject to the terms and conditions of the Agreement. In the event of a conflict, the terms of this Agreement control. Any references to Fiserv Solutions, Inc. in such documents shall be deleted and replaced with Fiserv Solutions, LLC.

****

Pioneer Financial Services, Inc.    Page 47